                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [ ] Definitive proxy statement.

     [ ] Definitive additional materials.

     [X] Soliciting material pursuant to Section 240.14a-12

                            Genomic Solutions, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

Genomic will file a proxy statement with the Securities and Exchange Commission in connection with the proposed transaction described below. The proxy statement will be sent to the stockholders of Genomic seeking their approval of the proposed transaction. Investors and security holders are urged to read the proxy statement because it will contain important information. When filed, this document may be obtained free of charge at the website maintained by the Securities and Exchange Commission at "www.sec.gov." This document may also be obtained free of charge by requesting it in writing from Genomic Solutions Inc., Investor Relations, 4355 Varsity Drive, Ann Arbor, Michigan 48108. Genomic and its officers and directors may be deemed to be participants in the solicitation of proxies from Genomic stockholders in favor of the merger. A description of the interests of Genomic's executive officers and directors in Genomic is set forth in the proxy statement for Genomic's annual meeting of stockholders, which was filed with the Securities and Exchange Commission on April 11, 2002.

                  Soliciting Material Pursuant to Rule 14a - 12


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                          DATE OF REPORT: JULY 17, 2002
                        (Date of earliest event reported)




                             GENOMIC SOLUTIONS INC.
             (Exact name of registrant as specified in its charter)




DELAWARE                  COMMISSION FILE NO. 000-30549        38-3383038
(State of incorporation)                                 (IRS Employer I.D. No.)



                               4355 VARSITY DRIVE
                            ANN ARBOR, MICHIGAN 48108
                    (Address of principal executive offices)



                                 (734) 975-4800
              (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS

         On July 18, 2002, Harvard Bioscience, Inc. ("Harvard") and Genomic Solutions Inc. ("Genomic") announced the signing of a definitive agreement whereby Genomic will be merged into a subsidiary of Harvard. The surviving company will continue to operate as a subsidiary of Harvard. Genomic stockholders will receive an aggregate of 3.2 million shares of Harvard common stock and $9 million in cash as consideration for the merger.

         The merger has been approved by the boards of directors of both Harvard and Genomic. The merger is intended to be a tax-free reorganization under the Internal Revenue Code. The transaction is subject to approval by the stockholders of Genomic and other customary conditions and regulatory approvals. The merger is expected to close in the fourth quarter of 2002.

         The directors and certain officers and significant stockholders of Genomic, who have voting control over approximately 38% of the outstanding shares of Genomic, have entered into Voting Agreements with Harvard dated July 17, 2002 (the "Voting Agreements"), pursuant to which each stockholder has agreed to vote the shares of common stock beneficially owned by the stockholder in favor of the merger.

         The description of the proposed merger described in this report does not purport to be complete and is qualified in its entirety by reference to the Agreement and Plan of Merger filed as Exhibit 2.1 to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


Exhibit                                                                                      Filed
Number      Description                                                                    Herewith
----------- ---------------------------------------------------------------------- --------------------------
2.1         Agreement and Plan of Merger by and among Harvard Bioscience, Inc.                 X
            ("Parent"), HAG Acq. Corp. ("MergerCo") and Genomic Solutions Inc.
            ("Company") dated as of July 17, 2002.

99.1        Form of Voting Agreement                                                           X

     (1) The exhibits and schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Genomic will furnish copies of any of the exhibits and schedules to the commission upon request.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GENOMIC SOLUTIONS INC.,
                                        a Delaware corporation


Date:  July 19, 2002                    By:   /s/ Jeffrey S. Williams
                                              -----------------------------
                                              Jeffrey S. Williams
                                        Its:  President

Exhibit                                                                                             Filed
Number             Description                                                                    Herewith
------------------ ---------------------------------------------------------------------- --------------------------
2.1                Agreement and Plan of Merger by and among Harvard Bioscience, Inc.                 X
                   ("Parent"), HAG Acq. Corp. ("MergerCo") and Genomic Solutions Inc.
                   ("Company") dated as of July 17, 2002.

99.1               Form of Voting Agreement                                                           X


     (1) The exhibits and schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Genomic will furnish copies of any of the exhibits and schedules to the commission upon request.

                                                                     EXHIBIT 2.1

                                                                  EXECUTION COPY


================================================================================









                          AGREEMENT AND PLAN OF MERGER

                                  BY AND AMONG

                      HARVARD BIOSCIENCE, INC. ("PARENT"),

                          HAG ACQ. CORP. ("MERGERCO"),

                                       AND

                     GENOMIC SOLUTIONS INC. (THE "COMPANY")











                            Dated as of July 17, 2002







================================================================================

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

ARTICLE I THE MERGER..............................................................................................2
         1.1.     The Merger......................................................................................2
         1.2.     Effective Time..................................................................................2
         1.3.     Closing  2
         1.4.     Tax Consequences................................................................................2
         1.5.     Taking of Necessary Action; Further Action......................................................3

ARTICLE II DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION....................................................3
         2.1.     Directors of the Surviving Corporation and the Company Subsidiaries.............................3
         2.2.     Officers of the Surviving Corporation and the Company Subsidiaries..............................3

ARTICLE III EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE CONSTITUENT CORPORATIONS.............................4
         3.1.     Effect on Capital Stock.........................................................................4
         3.2.     Appraisal Rights................................................................................5
         3.3.     Company Stock Options, Company Warrants and Related Matters.....................................6

ARTICLE IV PAYMENT OF SHARES......................................................................................8
         4.1.     Payment for Shares of Company Common Stock......................................................8

ARTICLE V REPRESENTATIONS AND WARRANTIES OF THE COMPANY..........................................................10
         5.1.     Existence; Good Standing; Authority; Compliance With Law.......................................10
         5.2.     Authorization, Validity and Effect of Agreements...............................................11
         5.3.     Capitalization.................................................................................12
         5.4.     Subsidiaries...................................................................................13
         5.5.     Other Interests................................................................................13
         5.6.     No Violation; Governmental Consents............................................................14
         5.7.     Commission Documents...........................................................................14
         5.8.     Litigation.....................................................................................15
         5.9.     Absence of Certain Changes.....................................................................15
         5.10.    No Undisclosed Liabilities.....................................................................15
         5.11.    Taxes    ......................................................................................16
         5.12.    Properties.....................................................................................18
         5.13.    Intellectual Property..........................................................................19
         5.14.    Environmental Matters..........................................................................22
         5.15.    Employee Benefit Plans.........................................................................24
         5.16.    Labor Relations and Employment.................................................................27
         5.17.    No Brokers.....................................................................................28
         5.18.    Opinion of Financial Advisor...................................................................29
         5.19.    Vote Required..................................................................................29
         5.20.    Takeover Laws..................................................................................29
         5.21.    Contracts......................................................................................29
         5.22.    Collectibility of Accounts Receivable..........................................................30
         5.23.    Inventory......................................................................................30


                                      (i)

         5.24.    Accounting Policies............................................................................31
         5.25.    Backlog .......................................................................................31
         5.26.    Customers, Distributors and Suppliers..........................................................31
         5.27.    Restructuring Plan.............................................................................32
         5.28.    Product Liability and Warranty.................................................................32
         5.29.    Certain Business Practices.....................................................................33
         5.30.    Insurance......................................................................................33
         5.31.    Reorganization.................................................................................33
         5.32.    Ownership of Parent Common Stock; Affiliates and Associates....................................34
         5.33.    Compliance with the Hart-Scott-Rodino Act......................................................34
         5.34.    No Contracts with Affiliates...................................................................34
         5.35.    Disclosure.....................................................................................34

ARTICLE VI REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGERCO.................................................35
         6.1.     Existence; Good Standing; Authority; Compliance with Law.......................................35
         6.2.     Authorization, Validity and Effect of Agreements...............................................36
         6.3.     Capitalization.................................................................................36
         6.4.     No Violation; Governmental Consents............................................................37
         6.5.     Commission Documents...........................................................................38
         6.6.     Litigation.....................................................................................38
         6.7.     Absence of Certain Changes.....................................................................39
         6.8.     No Undisclosed Liabilities.....................................................................39
         6.9.     Intellectual Property..........................................................................39
         6.10.    Environmental Matters..........................................................................39
         6.11.    Employee Benefit Plans.........................................................................40
         6.12.    Labor Relations and Employment.................................................................41
         6.13.    No Brokers.....................................................................................41
         6.14.    No Stockholder Vote Required...................................................................41
         6.15.    Takeover Laws..................................................................................41
         6.16.    Material Contracts.............................................................................41
         6.17.    Accounting Policies............................................................................42
         6.18.    Certain Business Practices.....................................................................42
         6.19.    Reorganization.................................................................................42
         6.20.    Ownership of Company Common Stock; Affiliates and Associates...................................42
         6.21.    Compliance with the Hart-Scott-Rodino Act......................................................43

ARTICLE VII COVENANTS............................................................................................43
         7.1.     No Solicitations...............................................................................43
         7.2.     Conduct of Business by the Company.............................................................45
         7.3.     Restructuring Plan.............................................................................48
         7.4.     Meeting of Company Stockholders................................................................48
         7.5.     Proxy Statement; Registration Statement; Filing Cooperation....................................49
         7.6.     Nasdaq Listing Application.....................................................................50
         7.7.     Additional Agreements; Regulatory Filings......................................................50
         7.8.     Affiliates.....................................................................................51
         7.9.     Fees and Expenses..............................................................................52



                                      (ii)

         7.10.    Officers' and Directors' Indemnification.......................................................52
         7.11.    Access to Information; Confidentiality.........................................................52
         7.12.    Financial and Other Statements.................................................................53
         7.13.    Advice of Change...............................................................................53
         7.14.    Public Announcements...........................................................................54
         7.15.    Employee Benefit Arrangements..................................................................54
         7.16.    Delisting......................................................................................55
         7.17.    Further Assurances.............................................................................55
         7.18.    Tax-Free Reorganization........................................................................55

ARTICLE VIII CONDITIONS TO THE MERGER............................................................................55
         8.1.     Conditions to the Obligations of Each Party to Effect the Merger...............................55
         8.2.     Conditions to Obligations of the Company.......................................................56
         8.3.     Conditions to Obligations of Parent............................................................57

ARTICLE IX TERMINATION, AMENDMENT AND WAIVER.....................................................................59
         9.1.     Termination....................................................................................59
         9.2.     Effect of Termination..........................................................................61
         9.3.     Amendment......................................................................................61
         9.4.     Extension; Waiver..............................................................................62

ARTICLE X GENERAL PROVISIONS.....................................................................................62
         10.1.    Notices........................................................................................62
         10.2.    Interpretation.................................................................................63
         10.3.    Non-Survival of Representations, Warranties, Covenants and Agreements..........................63
         10.4.    Miscellaneous..................................................................................63
         10.5.    Assignment.....................................................................................63
         10.6.    Severability...................................................................................64
         10.7.    Choice of Law/Consent to Jurisdiction..........................................................64




                                     (iii)

                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") is entered into as of July 18, 2002, by and among HARVARD BIOSCIENCE, INC., a Delaware corporation ("Parent"), HAG ACQ. CORP., a Delaware corporation and a wholly owned subsidiary of Parent ("MergerCo"), and GENOMIC SOLUTIONS INC., a Delaware corporation (the "Company").

                                    RECITALS

         WHEREAS, the respective Boards of Directors of Parent, MergerCo and the Company have approved the merger of the Company with and into MergerCo (the "Merger") in accordance with the Delaware General Corporation Law (the "DGCL") and, upon the terms and subject to the conditions set forth in this Agreement, holders of shares of common stock, par value $0.001 per share, of the Company (the "Company Common Stock") issued and outstanding immediately prior to the Effective Time (as defined in Section 1.2) will be entitled, subject to the terms and conditions hereof, to the right to receive shares of common stock, par value $0.01 per share, of Parent (the "Parent Common Stock") and cash;

         WHEREAS, the Board of Directors of the Company (the "Company Board") has, in light of and subject to the terms and conditions set forth herein, (a) determined that (i) the consideration to be paid for each share of Company Common Stock in the Merger is fair to the stockholders of the Company, and (ii) the Merger is in the best interests of the Company and its stockholders, and (b) resolved to approve and adopt this Agreement and the transactions contemplated or required by this Agreement, including the Merger (collectively, the "Transactions"), and to recommend approval and adoption by the stockholders of the Company of this Agreement and the Transactions;

         WHEREAS, as a condition to the willingness of Parent and MergerCo to enter into this Agreement, certain stockholders of the Company (the "Voting Agreement Stockholders") have entered into a Voting Agreement, dated as of the date hereof, with Parent and MergerCo (the "Voting Agreement"), pursuant to which each Voting Agreement Stockholder has agreed, among other things, to vote such Voting Agreement Stockholder's shares of Company Common Stock in favor of the approval of the Transactions, upon the terms and subject to the conditions set forth in the Voting Agreement;

         WHEREAS, as a condition to the willingness of Parent and MergerCo to enter into this Agreement, the President and Chief Executive Officer of the Company has entered into an Employment Agreement, dated as of the date hereof, with MergerCo (the "Employment Agreement"), upon the terms and subject to the conditions set forth in the Employment Agreement;

         WHEREAS, for federal income tax purposes, it is intended that the Merger shall qualify as a reorganization under the provisions of Sections 368(a)(1)(A) and 368(a)(2)(D) of the Internal Revenue Code of 1986, as amended (the "Code"), and this Agreement is intended to be and is adopted as a plan of reorganization for purposes of Sections 354, 361 and 368 of the Code; and

         WHEREAS, Parent, MergerCo and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Transactions, and also to prescribe various conditions to the Transactions.

         NOW, THEREFORE, in consideration of the mutual agreements set forth herein and other valuable consideration, the receipt and adequacy whereof are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                   THE MERGER

         1.1. The Merger. Subject to the terms and conditions of this Agreement, at the Effective Time, the Company and MergerCo shall consummate the Merger pursuant to which (a) the Company shall be merged with and into MergerCo and the separate corporate existence of the Company shall thereupon cease, (b) MergerCo shall be the successor or surviving corporation in the Merger (sometimes hereinafter referred to as the "Surviving Corporation"), shall continue under the corporate name "Genomic Solutions Inc." and shall continue to be governed by the laws of the State of Delaware and the DGCL, and (c) the separate corporate existence of MergerCo with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger. The Merger shall have the effects specified in Section 259 of the DGCL. The Certificate of Incorporation of MergerCo (the "MergerCo Certificate"), as in effect at the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation until thereafter amended as provided therein or by applicable law. The Bylaws of MergerCo (the "MergerCo Bylaws"), as in effect at the Effective Time, shall be the Bylaws of the Surviving Corporation until thereafter amended as provided therein or by applicable law.

         1.2. Effective Time. Subject to the provisions of this Agreement, as soon as practicable after all of the conditions set forth in Article VIII shall have been satisfied or, if permissible, waived, the parties will file a certificate of merger (the "Certificate of Merger") executed in accordance with the relevant provisions of the DGCL and will make all other filings or recordings required under the DGCL in order to effect the Merger. The Merger will become effective at such time as the Certificate of Merger has been duly filed with the Secretary of State of the State of Delaware, or at such subsequent date or time as MergerCo and the Company agree and specify in the Certificate of Merger (the time the Merger becomes effective being herein referred to as the "Effective Time").

         1.3. Closing. The closing of the Merger (the "Closing") shall take place at such time and on a date to be specified by the parties, which shall be no later than the second business day after satisfaction or, if permissible, waiver of all of the conditions set forth in Article VIII hereof (the "Closing Date"), at the offices of Goodwin Procter LLP, Exchange Place, Boston, Massachusetts 02109, unless another date or place is agreed to by the parties hereto.

         1.4. Tax Consequences. It is intended that the Merger will constitute a reorganization within the meaning of Sections 368(a)(1)(A) and 368(a)(2)(D) of the Code and that this Agreement constitutes a "plan of reorganization" for purposes of Sections 354 and 361 of the

Code. Parent, MergerCo and the Company will be a party within the meaning of
Section 368(b) of the Code to such reorganization.

         1.5. Taking of Necessary Action; Further Action. Each of Parent, MergerCo and the Company shall use its reasonable best efforts to take all such action as may be necessary or appropriate in order to effectuate the Merger under the DGCL as promptly as practicable following the requisite approval by the stockholders of the Company. If at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, properties, rights, privileges, powers and franchises of both the Company and MergerCo, the officers of such corporations are fully authorized in the name of their corporation or otherwise to take, and shall take, all such lawful and necessary action.

                                   ARTICLE II

                             DIRECTORS AND OFFICERS
                          OF THE SURVIVING CORPORATION

         2.1. Directors of the Surviving Corporation and the Company Subsidiaries. The directors of MergerCo immediately prior to the Effective Time shall be the directors of the Surviving Corporation immediately after the Effective Time until their successors shall have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation. The Company will cause any director who is a designee of the Company on the Board of Directors of any Company Subsidiary to resign as of the Effective Time, unless otherwise directed by Parent. Such resignation shall include the termination of (a) any indemnification agreement between the Company and such director and (b) any registration rights with respect to Company Common Stock held by such director.

         2.2. Officers of the Surviving Corporation and the Company Subsidiaries. The officers of MergerCo immediately prior to the Effective Time shall be the officers of the Surviving Corporation immediately after the Effective Time until their successors shall have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation. The Company will cause any officer who is a designee of the Company of any Company Subsidiary to resign as of the Effective Time, unless otherwise directed by Parent. Such resignation shall include the termination of (a) any indemnification agreement between the Company and such officer and (b) any registration rights with respect to Company Common Stock held by such officer.

                                  ARTICLE III

                    EFFECT OF THE MERGER ON THE CAPITAL STOCK
                         OF THE CONSTITUENT CORPORATIONS

         3.1. Effect on Capital Stock. As of the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of Company Common Stock or any shares of capital stock of MergerCo:

                  (a) Each issued and outstanding share of Company Common Stock owned by Parent, MergerCo or any other direct or indirect Subsidiary (as defined in Section 10.2 hereof) of Parent (each, a "Parent Subsidiary" and collectively, the "Parent Subsidiaries") or by the Company or any other direct or indirect Subsidiary of the Company (each, a "Company Subsidiary" and collectively, the "Company Subsidiaries"), including, without limitation, shares of Company Common Stock in the treasury of the Company immediately prior to the Effective Time, shall be canceled and retired and cease to exist without any conversion thereof and no payment or distribution shall be made with respect thereto.

                  (b) Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time, other than (i) those shares referred to in Section 3.1(a) and (ii) Dissenting Shares (as defined herein), shall be canceled and shall be converted automatically into and represent the right to receive (A) such number of shares of Parent Common Stock as is equal to the Conversion Ratio (as defined herein) (the "Stock Consideration") and (B) a cash amount equal to the Per Share Cash Consideration (as defined herein) (the "Cash Consideration") (the Stock Consideration and the Cash Consideration, collectively, the "Merger Consideration").

                  (c) The "Conversion Ratio" shall be the result obtained by dividing (i) 3,200,000 shares of Parent Common Stock, as adjusted in the event of any stock split, stock dividend, reverse stock split or similar event affecting the Parent Common Stock, by (ii) the number of shares of outstanding Company Common Stock immediately prior to the Effective Time.

                  (d) The "Per Share Cash Merger Consideration" shall be the result obtained by dividing (i) Nine Million Dollars ($9,000,000) (the "Cash Merger Consideration"), by (ii) the number of shares of outstanding Company Common Stock immediately prior to the Effective Time.

                  (e) Each share of common stock, par value $0.01 per share, of MergerCo (the "MergerCo Common Stock") issued and outstanding immediately prior to the Effective Time shall remain outstanding and shall represent one validly issued, fully paid and non-assessable share of common stock, par value $0.01 per share, of the Surviving Corporation.

                  (f) All shares of Company Common Stock, when converted as provided in Section 3.1(b), shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each certificate previously evidencing such shares shall thereafter represent only the right to receive the Merger Consideration and cash in lieu of fractional shares of Parent Common Stock in accordance with Sections 3.1(b) and 4.1(e) and any distribution or dividend as provided under Section 4.1(c), in each case without interest. The holders of certificates previously evidencing shares of Company Common Stock outstanding immediately prior to the Effective Time shall cease to have any rights with respect to the Company Common Stock except as otherwise provided herein or by law and, upon the surrender of such certificates in accordance with the provisions of Article III hereof, shall only represent the right to receive for their shares of Company Common Stock, the Merger Consideration and cash in lieu of fractional shares of Parent Common Stock in accordance with Sections 3.1(b) and 4.1(e) and any distribution or dividend as provided under Section 4.1(c), in each case without interest.

                  (g) If at the time of the Closing, the aggregate value of the Stock Consideration (other than cash in lieu of fractional shares) is less than forty percent (40%) of the sum of (x) the aggregate value of the Merger Consideration and (y) the value of the payments made for Dissenting Shares and all other conditions to the Closing set forth in Article VIII have been satisfied (or waived by the party entitled to waive such condition), then:

                           (i) the Merger Consideration will be adjusted by increasing the value of the Stock Consideration and decreasing the Cash Consideration so that the aggregate value of the Stock Consideration (other than cash in lieu of fractional shares) constitutes forty percent (40%) of the sum of (A) the aggregate value of the Merger Consideration and (B) the aggregate value of the payments made for Dissenting Shares; and

                           (ii) the aggregate value of the Merger Consideration is the same as before any adjustments.

For purposes of this Section 3.1(g) only, the value of the Stock Consideration will be the trading price for a share of Parent Common Stock on the Nasdaq National Market ("Nasdaq") as of the time of the Closing as determined for federal income tax purposes. For purposes of this Section 3.1(g) only, the value of the payments made for Dissenting Shares will be deemed to be the aggregate value of the Merger Consideration that the holders of Dissenting Shares would have received if they had not elected to exercise their appraisal rights.

         3.2. Appraisal Rights.

                  (a) Notwithstanding anything in this Agreement to the contrary, any shares of Company Common Stock ("Dissenting Shares") which are issued and outstanding immediately prior to the Effective Time and which are held by stockholders of the Company who have timely filed with the Company, before the taking of the vote of the stockholders of the Company to approve the Merger and adopt this Agreement, written objections to such approval and adoption stating their intention to demand payment for such shares of Company Common Stock, and who have not voted such shares of Company Common Stock in favor of the approval of the Merger and the adoption of this Agreement will not be converted as described in Section 3.1 hereof, but will thereafter constitute only the right to receive payment of the fair value of such shares of Company Common Stock in accordance with the applicable provisions of the DGCL (the "Appraisal Rights Provisions"); provided, however, that all shares of Company Common Stock held by stockholders who shall have failed to perfect or who effectively shall have withdrawn or lost their rights to appraisal of such shares of Company Common Stock under the Appraisal

Rights Provisions shall thereupon be deemed to have been canceled and retired and to have been converted, as of the Effective Time, into the right to receive the Merger Consideration, without interest, in the manner provided in Section
3.1 hereof. Persons who have perfected statutory rights with respect to Dissenting Shares as aforesaid will not be paid by the Surviving Corporation as provided in this Agreement and will have only such rights as are provided by the Appraisal Rights Provisions with respect to such Dissenting Shares. Notwithstanding anything in this Agreement to the contrary, if Parent or MergerCo abandons or is finally enjoined or prevented from carrying out, or the stockholders rescind their approval of the Merger and adoption of, this Agreement, the right of each holder of Dissenting Shares to receive the fair value of such Dissenting Shares in accordance with the Appraisal Rights Provisions will terminate, effective as of the time of such abandonment, injunction, prevention or rescission.

                  (b) The Company shall give Parent (i) prompt notice of any demands for appraisal received by the Company, withdrawals of such demands, and any other instruments served pursuant to the DGCL and received by the Company and (ii) the opportunity to direct all negotiations and proceedings with respect to demands for appraisal under the DGCL. The Company shall not, except with the prior written consent of Parent, make any payment with respect to any demands for appraisal or offer to settle any such demands.

                  (c) Each dissenting stockholder who becomes entitled under the DGCL to payment for Dissenting Shares shall receive payment therefor after the Effective Time from the Surviving Corporation (but only after the amount thereof shall have been agreed upon or finally determined pursuant to the DGCL) and such Dissenting Shares shall be canceled.

         3.3. Company Stock Options, Company Warrants and Related Matters.

                  (a) At the Effective Time, each option to purchase shares of Company Common Stock (collectively, the "Company Options") granted under the B.I. Systems Corporation 1994 Omnibus Equity Incentive Plan, as amended (the "1994 Plan"), the Company's 1998 Stock Option Plan, as amended (the "1998 Plan"), the Company's 1998 Non-Employee Director and Consultant Stock Option Plan, as amended (the "Director Plan"), and the Company's 2002 Stock Option Plan, as amended (the "2002 Plan" and the 2002 Plan together with the 1994 Plan, the 1998 Plan and the Director Plan, the "Company Stock Option Plans"), which is outstanding as of immediately prior to the Effective Time and which has not been exercised or canceled prior thereto, whether or not then vested and exercisable, shall be terminated as provided in this Section 3.3(a) without payment by the Company of any consideration in connection therewith except as contemplated by the Restructuring Plan (as defined in Section 5.27). The Company shall take all actions within its power reasonably necessary to ensure that (i) all Company Options, to the extent not exercised prior to the Effective Time, shall terminate and be cancelled as of the Effective Time and thereafter be of no further force or effect, (ii) no Company Options are granted after the date of this Agreement, and (iii) at the Effective Time, the Company Stock Option Plans and all Company Options issued thereunder shall terminate. If and only if Parent so requests, the Company shall take all actions necessary to ensure that all or any requested portion of the Company Options accelerate prior to the Effective Time. With respect to any Company Option that has not been exercised and does not terminate in accordance with its terms prior to the Effective Time, the Company shall exercise reasonable efforts obtain, prior to the Effective Time, the written consent in a form acceptable to Parent from each holder of a Company Option providing for, among other things, the termination of such Company Option (each such document, an "Option Termination"). Notwithstanding the foregoing, if any holder of a Company Option not exercised or terminated prior to the Effective Time refuses to execute an Option Termination, the Company shall take all actions within its power reasonably necessary to cause each such Company Option outstanding as of the Effective Time to be automatically converted at the Effective Time into an option (a "Converted Option") to purchase that number of shares of Parent Common Stock equal to the number of shares of Company Common Stock issuable immediately prior to the Effective Time upon exercise of the Company Option (without regard to actual restrictions on exercisability) multiplied by the Option Exchange Ratio (with the number of shares rounded down to the nearest whole share), with an exercise price per share of Parent Common Stock equal to the exercise price per share of Company Common Stock which existed under the corresponding Company Option divided by the Option Exchange Ratio (with the exercise price rounded up to the nearest whole cent), and with other terms and conditions that are the same as the terms and conditions of such Company Option immediately before the Effective Time; provided, however, that in no event shall the aggregate number of shares of Parent Common Stock subject to Converted Options held by persons who as of the Effective Time are not employees of the Company exceed twenty thousand (20,000) shares; provided further that in no event shall the aggregate number of shares of Parent Common Stock subject to Converted Options held by persons who as of the Effective Time are employees of the Company exceed one hundred thousand (100,000) shares. "Option Exchange Ratio" means the sum of (x) the Conversion Ratio plus (y) the quotient of (A) the Per Share Cash Merger Consideration divided by (B) the closing price of a share of Parent Common Stock on Nasdaq on the last full trading day immediately prior to the Closing Date, rounded to the nearest third decimal place.

                  (b) At the Effective Time, each warrant to purchase shares of Company Common Stock (the "Company Warrants") which is outstanding as of immediately prior to the Effective Time and which has not been exercised or canceled prior thereto, whether or not then vested and exercisable, shall be terminated as provided in this Section 3.3(b) without payment by the Company of any consideration in connection therewith. The Company shall take all actions necessary to ensure that (i) all Company Warrants to the extent not exercised prior to the Effective Time, shall terminate and be cancelled as of the Effective Time and thereafter be of no further force or effect, and (ii) no Company Warrants are granted after the date of this Agreement. With respect to any Company Warrant that has not been exercised and does not terminate in accordance with its terms prior to the Effective Time, the Company shall obtain, prior to the Effective Time, the written consent in a form acceptable to Parent from each holder of a Company Warrant providing for, among other things, the termination of such Company Warrant and any registration rights held by such holder with respect to the Company Common Stock (each such document, an "Warrant Termination").

                  (c) The Company's 2000 Employee Stock Purchase Plan, as amended (the "Company Stock Purchase Plan"), shall be terminated as of the Effective Date, and each participant in the Company Stock Purchase Plan on such date shall be deemed to have exercised his or her option under the Company Stock Purchase Plan on such date and shall acquire from the Company (i) such number of whole shares of Company Common Stock as his or her accumulated payroll deductions on such date will purchase at the price specified in the Company Stock Purchase Plan with the entire credit balance in such participant's Stock Purchase Account

(as defined in the Company Stock Purchase Plan) (treating the last business day prior to the Effective Date as the Offering Termination Date (as defined in the Company Stock Purchase Plan) for all purposes of the Company Stock Purchase
Plan) and (ii) cash in the amount of any remaining balance in such participant's account; provided, however, that any participant that has given notice to the Company prior to the third to last business day prior to the Effective Date in accordance with the Company Stock Purchase Plan that such participant requests the distribution of his or her entire credit balance in cash shall receive cash in the amount of the balance in such participant's Stock Purchase Account in lieu of purchasing Company Common Stock thereunder.

                                   ARTICLE IV

                                PAYMENT OF SHARES

         4.1. Payment for Shares of Company Common Stock.

                  (a) At or prior to the Effective Time, Parent shall deposit, or otherwise take all steps necessary to cause to be deposited, with such bank or trust company designated by Parent (the "Exchange Agent") certificates representing the shares of Parent Common Stock, the cash in lieu of fractional shares and the Cash Merger Consideration (such cash and certificates for shares of Parent Common Stock being hereinafter referred to as the "Exchange Fund") to be issued pursuant to Section 3.1 and paid pursuant to this Article IV in exchange for all of the outstanding shares of Company Common Stock.

                  (b) Promptly after the Effective Time, Parent shall cause the Exchange Agent to mail to each holder of record of a certificate or certificates other than the Company, Parent, MergerCo, any Company Subsidiary or any Parent Subsidiary previously evidencing shares of Company Common Stock outstanding (i) a letter of transmittal which shall specify that delivery shall be effected, and risk of loss and title to such certificates shall pass, only upon delivery of such certificates to the Exchange Agent and shall be in such form and have such other provisions as Parent may reasonably specify and (ii) instructions for use in effecting the surrender of such certificates previously evidencing shares of Company Common Stock in exchange for the Merger Consideration and cash in lieu of fractional shares of Parent Common Stock. Upon surrender of a certificate previously evidencing shares of Company Common Stock to the Exchange Agent together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, the holder of such certificate shall be entitled to receive in exchange therefor (x) a certificate representing the Stock Consideration to which such holder shall be entitled, and (y) a check representing the amount of Cash Consideration to which such holder shall be entitled plus (z) the amount of cash in lieu of fractional shares, if any, plus the amount of any dividends, or distributions, if any, pursuant to paragraph (c) below, in all cases after giving effect to any required withholding tax. No interest will be paid or accrued on the cash in lieu of fractional shares or on the dividend or distribution, if any, payable to holders of certificates previously evidencing shares of Company Common Stock pursuant to this Section
4.1. In the event of a transfer of ownership of Company Common Stock which is not registered in the transfer records of the Company, a certificate representing the proper Stock Consideration, together with a check for the proper Cash Consideration plus the cash to be paid in lieu of fractional shares of Parent Common Stock plus, to the extent applicable, the amount of any dividend or distribution, if any, payable pursuant to paragraph (c) below, in all cases after giving effect to any required withholding tax. No interest will be paid or accrued on the cash in lieu of fractional shares or on the dividend or distribution, if any, payable to holders of certificates previously evidencing shares of Company Common Stock pursuant to this Section 4.1. In the event of a transfer of ownership of Company Common Stock which is not registered in the transfer records of the Company, a certificate representing the proper Stock Consideration, together with a check for the proper Cash Consideration plus the cash to be paid in lieu of fractional shares of Parent Common Stock plus, to the extent applicable, the amount of any dividend or distribution, if any, payable pursuant to paragraph (c) below, in all cases after giving effect to any required withholding tax may be issued to a transferee if the certificate representing shares of such Company Common Stock is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer, including signature medallion guarantee, and to evidence that any applicable stock transfer taxes have been paid.

                  (c) Notwithstanding any other provisions of this Agreement, no dividends or other distributions on Parent Common Stock shall be paid with respect to any shares of Company Common Stock represented by a certificate until such certificate is surrendered for exchange as provided herein; provided, however, that subject to the effect of applicable laws, following surrender of any such certificate, there shall be paid to the holder of the certificates representing whole shares of Parent Common Stock issued in exchange therefor, without interest, (i) at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time and a payment date prior to surrender theretofore payable with respect to such whole shares of Parent Common Stock and not paid, less the amount of any withholding taxes which may be required thereon, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such whole shares of Parent Common Stock, less the amount of any withholding taxes which may be required thereon.

                  (d) At and after the Effective Time, there shall be no transfers on the stock transfer books of the Company of any of the shares of Company Common Stock. If, after the Effective Time, certificates previously evidencing shares of Company Common Stock are presented to the Surviving Corporation, they shall be canceled and exchanged for the Merger Consideration and cash in lieu of fractional shares, if any, in accordance with this Section
4.1 (plus dividends and distributions to the extent set forth in Section 4.1(c), if any).

                  (e) No fractional shares of Parent Common Stock shall be issued upon the surrender for exchange of certificates previously evidencing shares of Company Common Stock, and such fractional share interest shall not entitle its owner to vote, to receive dividends, or to any other rights as a stockholder of Parent. In lieu of the issuance of any fractional share of Parent Common Stock pursuant to Section 3.1(b), each holder of Company Common Stock upon surrender of a certificate previously evidencing shares of Company Common Stock for exchange shall be paid an amount in cash (without interest), rounded to the nearest cent, determined by multiplying (i) the average per share closing price of a share of Parent Common Stock as reported on Nasdaq over the five (5) trading days immediately preceding the date of the Closing by (ii) the fraction of a share of Parent Common Stock which such holder would otherwise be entitled to receive under this Section 4.1.

                  (f) Any portion of the Exchange Fund (including the proceeds of any investments thereof, which shall accrue solely for the account of Parent, and any shares of Parent Common Stock) that remains unclaimed by the former stockholders of the Company one (1) year after the Effective Time shall be delivered to the Surviving Corporation. Any former stockholders of the Company who have not theretofore complied with this Article IV shall thereafter look only to the Surviving Corporation for payment of their Merger Consideration and cash in lieu of fractional shares, (plus dividends and distributions to the extent set forth in Section 4.1(c), if any), as determined pursuant to this Agreement, without any interest thereon. Notwithstanding any of the foregoing, none of Parent, MergerCo, the Company, the Exchange

Agent or any other person shall be liable to any former holder of shares of Company Common Stock for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws. In the event any certificate previously evidencing shares of Company Common Stock shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed in form acceptable to Parent and its transfer agent and registrar and, if required by the Surviving Corporation and/or Parent's transfer agent and registrar, the posting by such person of a bond in such amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such certificate or in such amount as the transfer agent and registrar of the Parent Common Stock requires, the Exchange Agent or the Surviving Corporation will issue in exchange for such lost, stolen or destroyed certificate the Merger Consideration and cash in lieu of fractional shares (plus, to the extent applicable, dividends and distributions payable pursuant to Section 4.1(c)) in each case without interest.

                                   ARTICLE V

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         Except as set forth in the disclosure letter delivered at or prior to the execution hereof to Parent and MergerCo, which shall refer to the relevant Sections of this Agreement (the "Company Disclosure Schedule"), the Company represents and warrants to Parent and MergerCo as follows:

         5.1. Existence; Good Standing; Authority; Compliance With Law.

                  (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate or other power and authority to own, operate, lease and encumber its properties and to carry on its business as it is now being conducted. The Company is duly licensed or qualified to do business as a foreign corporation and is in good standing under the laws of any other jurisdiction in which the character of the properties owned, leased or operated by it therein or in which the transaction of its business makes such license or qualification necessary, except where the failure to be so licensed or qualified or to be in good standing could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect (as hereinafter defined). For purposes of this Agreement, a "Company Material Adverse Effect" means any change, effect, event, occurrence, condition or development that is or is reasonably likely to be materially adverse to (i) the business, operations, assets, liabilities, properties, results of operations, prospects or condition (financial or otherwise) of the Company and each Company Subsidiary, taken as a whole, or (ii) the ability of the Company to perform its obligations under this Agreement.

                  (b) Each of the Company Subsidiaries is a corporation, partnership or limited liability company (or similar entity or association in the case of those Company Subsidiaries organized and existing other than under the laws of a state of the United States) duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, has the requisite corporate or other power and authority to own, operate, lease and encumber its properties and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the ownership of its property or the conduct of its business requires such license or qualification, except for jurisdictions in which such failure to be so licensed or qualified or to be in good standing could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company is in physical possession of all original stock certificates of the Company Subsidiaries.

                  (c) Neither the Company nor any of the Company Subsidiaries is in violation of any order of any court, governmental authority or arbitration board or tribunal, or any law, ordinance, bylaw, judgment, decree, order, arbitration, concession, grant, governmental rule or regulation to which the Company or any Company Subsidiary or any of their respective properties or assets is subject, where such violation, alone or together with all other violations, could reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company and the Company Subsidiaries have obtained all licenses, permits, approvals and other authorizations and have taken all actions required by applicable law or governmental regulations in connection with their businesses as currently conducted, except where the failure to obtain any such license, permit, approval or authorization or to take any such action, alone or together with all other failures, could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. All such licenses, permits, approvals and other authorizations are in full force and effect. No violations are or have been recorded in respect of any such license, permit, approval or other authorization; to the knowledge of the Company, no event has occurred that would allow revocation or termination or that would result in the impairment of the Company's or any Company Subsidiary's rights with respect to any such license, permit, approval or authorization; and no proceeding is pending or, to the knowledge of the Company, threatened to revoke, limit or enforce any such license, permit, approval or authorization, except in each case for violations, revocations, terminations and proceedings which could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

                  (d) True, complete and accurate copies of the Certificate of Incorporation of the Company (the "Company Certificate") and the Bylaws of the Company (the "Company Bylaws") and the other charter documents, bylaws, organizational documents and partnership, limited liability company and joint venture agreements (and in each such case, all amendments thereto) of the Company and each of the Company Subsidiaries have been delivered to Parent prior to the date of this Agreement, and, except as set forth in Section 5.1(d) of the Company Disclosure Schedule, no amendments thereto are pending. Such charter documents, bylaws, organizational documents and agreements are listed in Section 5.1(d) of the Company Disclosure Schedule. The Company is not in violation of any provisions of the Company Certificate or the Company Bylaws, and no Company Subsidiary is in violation of any of the provisions of its equivalent organizational documents.

         5.2. Authorization, Validity and Effect of Agreements. The Company has the requisite power and authority to enter into and consummate the Transactions and to execute and deliver this Agreement. The Company Board has approved this Agreement and the Transactions and has resolved to recommend that the holders of Company Common Stock adopt and approve this Agreement at the stockholders' meeting of the Company to be held in accordance with the provisions of Section
7.4. Subject only to the adoption of this Agreement by the holders of a majority of the outstanding shares of Company Common Stock, the execution and delivery by the Company of this Agreement and the consummation of the Transactions have been duly authorized by all requisite corporate action on the part of the Company. As of the date hereof, all of the directors and executive officers of the Company have indicated that they presently intend to vote all shares of Company Common Stock that they own to approve this Agreement and the Transactions at the stockholders' meeting of the Company to be held in accordance with the provisions of Section 7.4. This Agreement has been duly executed and delivered by the Company and, assuming due and valid authorization, execution and delivery hereof by Parent and MergerCo, is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

         5.3. Capitalization. The authorized capital stock of the Company consists of 60,000,000 shares of Company Common Stock, par value $0.001 per share, and 15,000,000 shares of preferred stock, par value $0.001 per share (the "Company Preferred Stock"). As of the date of this Agreement, (a) 31,257,198 shares of Company Common Stock were issued and outstanding, (b) 7,965,720 shares of Company Common Stock were authorized and reserved for issuance pursuant to the Company Stock Option Plans, subject to adjustment on the terms set forth in the Company Stock Option Plans, (c) 1,000,000 shares of Company Common Stock were authorized and reserved for issuance pursuant to the Company Stock Purchase Plan, (d) 3,115,833 Company Options were outstanding under the Company Stock Option Plans, (e) 125,000 Company Warrants were outstanding, (f) no Company Options were outstanding other than under the Company Stock Option Plans, (g) no shares of Company Preferred Stock were issued and outstanding, and (h) no shares of Company Common Stock and no shares of Company Preferred Stock were held in the treasury of the Company. As of the date of this Agreement, the Company had no shares of Company Common Stock or Company Preferred Stock reserved for issuance other than as described above. All issued and outstanding shares of capital stock of the Company are, and all shares of capital stock of the Company which may be issued pursuant to the exercise of outstanding Company Options and outstanding Company Warrants will be, duly authorized, validly issued, fully paid, nonassessable and free of any preemptive rights. All issued and outstanding shares of capital stock of the Company were, and all shares of capital stock of the Company which may be issued pursuant to the exercise of outstanding Company Options and outstanding Company Warrants will be, issued in compliance with and in accordance with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"), the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder, (the "Securities Act" and together with the Exchange Act, the "Securities Laws") and applicable state securities and "Blue Sky" laws. The Company has no outstanding bonds, debentures, notes or other obligations the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the stockholders of the Company on any matter. Section 5.3 of the Company Disclosure Schedule sets forth a complete and accurate list of the Company Options as of the date of this Agreement, including the name of the person to whom each Company Option has been granted, the number of shares subject to each Company Option, the per share exercise price for each Company Option, the vesting schedule for each Company Option, and the Company Stock Option Plan, if applicable, under which each Company Option has been issued.
Section 5.3 of the Company Disclosure Schedule sets forth a complete and accurate list of the Company Warrants, including the name of the person to whom each Company Warrant has been granted, the number of shares subject to each Company Warrant, the per share exercise price for each Company Warrant, and the vesting schedule for each Company Warrant. Except as set forth in Section 5.3 of the Company Disclosure Schedule, there are no options, warrants, calls, subscriptions, convertible securities, or other rights, agreements or commitments which obligate the Company to issue, transfer or sell any shares of capital stock of the Company. Except as set forth in Section 5.3 of the Company Disclosure Schedule, the vesting schedule of all Company Options and Company Warrants shall not be changed or affected by the execution of this Agreement or the consummation of the Transactions. The Company has previously provided Parent with true, complete and accurate copies of all forms of option agreements with respect to the Company Options and a true, complete and accurate list of options issued under each such form of option agreement. The Company has previously provided Parent with true, complete and accurate copies of all warrant agreements with respect to the Company Warrants. Except as set forth in Section
5.3 of the Company Disclosure Schedule, there are no agreements or understandings to which the Company or any Company Subsidiary is a party with respect to the voting of any shares of capital stock of the Company or which restrict the transfer of any such shares, nor does the Company have knowledge of any third-party agreements or understandings with respect to the voting of any such shares or which restrict the transfer of any such shares. Except as set forth in Section 5.3 of the Company Disclosure Schedule, there are no outstanding contractual obligations of the Company or any Company Subsidiary to repurchase, redeem or otherwise acquire any shares of capital stock, partnership interests or any other securities of the Company or any Company Subsidiary. Except as set forth in Section 5.3 of the Company Disclosure Schedule, neither the Company nor any Company Subsidiary is under any obligation, contingent or otherwise, by reason of any agreement to register the offer and sale or resale of any of their securities under the Securities Act.

         5.4. Subsidiaries. Section 5.4 of the Company Disclosure Schedule contains a complete and accurate list of all of the Company Subsidiaries. Except as set forth in Section 5.4 of the Company Disclosure Schedule, the Company owns directly or indirectly all of the outstanding shares of capital stock or other equity interests of each of the Company Subsidiaries. Each of the outstanding shares of capital stock of each of the Company Subsidiaries having corporate form is duly authorized, validly issued, fully paid, nonassessable and free of any preemptive rights. Except as set forth in Section 5.4 of the Company Disclosure Schedule, each of the outstanding shares of capital stock or other equity interest of each of the Company Subsidiaries is owned, directly or indirectly, by the Company free and clear of all liens, pledges, security interests, claims or other encumbrances. Except as set forth in Section 5.4 of the Company Disclosure Schedule, there are no options, warrants, calls, subscriptions, convertible securities, or other rights, agreements or commitments which obligate any Company Subsidiary to issue, transfer or sell any shares of its capital stock or other equity interests. The following information for each Company Subsidiary as of the date of this Agreement is set forth in
Section 5.4 of the Company Disclosure Schedule: (a) its name and jurisdiction of incorporation or organization; (b) its authorized capital stock, share capital or other equity interest; and (c) the name of each stockholder or equity interest holder and the number of issued and outstanding shares of capital stock, share capital or other equity interest held by each such holder.

         5.5. Other Interests. Except as set forth in Section 5.5 of the Company Disclosure Schedule, neither the Company nor any Company Subsidiary owns directly or indirectly any interest or investment (whether equity or debt) in any corporation, partnership, limited liability company, joint venture, business, trust or other entity (other than investments in short-term investment securities). Except as set forth in
Section 5.5 of the Company Disclosure Schedule, there are no outstanding contractual obligations of the Company or any Company Subsidiary to acquire any shares of capital stock, partnership interests or other securities of any such entity in which it owns an interest or holds an investment. To the knowledge of the Company, there is no dispute among the equity holders of any entity in which the Company and the Company Subsidiaries own less than all of the equity interests therein.

         5.6. No Violation; Governmental Consents. Except as set forth in
Section 5.6 of the Company Disclosure Schedule, none of the execution, delivery or performance of this Agreement by the Company, the consummation by the Company of the Transactions, or the compliance by the Company with any of the provisions hereof, will conflict with or result in a breach of any provision of the Company Certificate or the Company Bylaws. Except as set forth in Section 5.6 of the Company Disclosure Schedule, the execution, delivery and performance of this Agreement by the Company, the consummation by the Company of the Transactions, and the compliance by the Company with the provisions hereof, will not violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties of the Company or the Company Subsidiaries under, or result in being declared void, voidable or without further binding effect, any of the terms, conditions or provisions of (a) any note, bond, mortgage, indenture or deed of trust to which the Company or any of the Company Subsidiaries is a party, or by which the Company or any of the Company Subsidiaries or any of their properties or assets is bound, (b) any license, franchise, permit, lease, contract, agreement or other instrument, commitment or obligation to which the Company or any of the Company Subsidiaries is a party, or by which the Company or any of the Company Subsidiaries or any of their properties or assets is bound, or (c) any order, writ, judgment, injunction, decree, law (including common law), statute, rule or regulation applicable to the Company or any Company Subsidiary or any of their properties or assets, except as otherwise could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Other than the filings provided for in Section 1.2 or required pursuant to the Exchange Act or applicable state securities and "Blue Sky" laws, the execution and delivery of this Agreement by the Company does not, and the performance of and compliance with this Agreement by the Company and consummation of the Transactions does not, require any authorization, consent or approval of, permit from, or declaration, filing or registration with, any governmental or regulatory authority, except where the failure to obtain any such authorization, consent or approval of, permit from, or declaration, filing or registration with, any governmental or regulatory authority could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

         5.7. Commission Documents. The Company has filed all required forms, reports, exhibits, schedules, statements and other documents with the Commission since the date the Company became subject to the reporting requirements of the Exchange Act (as such documents may have been amended since the time of filing, collectively, the "Company SEC Reports"), all of which were prepared in accordance with the applicable requirements of the Exchange Act, the

Securities Act and the rules and regulations promulgated thereunder (the "Securities Laws"). As of their respective dates, the Company SEC Reports (a) complied as to form in all material respects with the applicable requirements of the Securities Laws and (b) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each of the consolidated balance sheets of the Company included in or incorporated by reference into the Company SEC Reports (including the related notes and schedules) fairly presents the consolidated financial position of the Company and the Company Subsidiaries as of its date and each of the consolidated statements of income, retained earnings and cash flows of the Company included in or incorporated by reference into the Company SEC Reports (including any related notes and schedules) fairly presents the results of operations, retained earnings or cash flows, as the case may be, of the Company and the Company Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to normal year-end audit adjustments which would not be material in amount or effect), in each case in accordance with generally accepted accounting principles ("GAAP") consistently applied during the periods involved, except as may be noted therein and except, in the case of the unaudited statements, as permitted by Form 10-Q pursuant to
Section 13 or 15(d) of the Exchange Act. No Company Subsidiary is required to file any form, report or document with the Commission.

         5.8. Litigation. Except as set forth in Section 5.8 of the Company Disclosure Schedule, there are (a) no continuing orders, injunctions or decrees of any court, arbitrator or governmental authority to which the Company or any Company Subsidiary is a party or by which any of its properties or assets are bound or to which any of its directors, officers, employees or agents, in such capacities, is a party or by which any of its properties or assets are bound, and (b) no actions, suits or proceedings pending against the Company or any Company Subsidiary or against any of its directors, officers, employees or agents, in such capacities, or, to the knowledge of the Company, threatened against the Company or any Company Subsidiary or against any of its directors, officers, employees or agents, at law or in equity, or before or by any federal or state commission, board, bureau, agency or instrumentality or any arbitration or other private dispute resolution mechanism.

         5.9. Absence of Certain Changes. Except as set forth in Section 5.9 of the Company Disclosure Schedule, since December 31, 2001, (a) the Company and the Company Subsidiaries have conducted their businesses only in the ordinary course of business, (b) neither the Company nor any of the Company Subsidiaries has taken any of the actions or permitted to occur any of the events specified in Section 7.2 hereof, and (c) up to and including the date of this Agreement, there has not been any change, effect, event, occurrence, non-occurrence, condition or development which has had or could reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

         5.10. No Undisclosed Liabilities. Except as set forth in Section 5.10 of the Company Disclosure Schedule, neither the Company nor any of the Company Subsidiaries has any material liabilities or obligations of any nature (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated and whether due or to become due, including any liability for Taxes (as defined in Section 5.11) and any material obligations or liabilities whether or not of the nature or type required to be disclosed under GAAP) other than such liabilities or obligations that have been specifically disclosed or provided in the Company SEC Reports.

         5.11. Taxes.

                  (a) The Company and each of the Company Subsidiaries has paid or caused to be paid all federal, state, provincial, local and foreign taxes, fees, levies, duties, tariffs, imposts and other charges of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any government or taxing authority, including, without limitation: taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security (including, without limitation, in the United Kingdom, National Insurance contributions), worker's compensation, disability, unemployment compensation or net worth; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added or gains taxes; license, registration and documentation fees; and duties, tariffs and similar charges (collectively, "Taxes"), required to be paid by it whether disputed or not and including any obligations to indemnify or otherwise assume or succeed to another's Tax liability except for Taxes the failure to withhold or pay which could not, when added with any penalties applicable thereto, reasonably be expected to have a Company Material Adverse Effect.

                  (b) The Company and each of the Company Subsidiaries has withheld and paid all Taxes required to have been withheld and paid in connection with any amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party except for Taxes the failure to withhold or pay which could not, when added with any penalties applicable thereto, reasonably be expected to have a Company Material Adverse Effect. The Company Subsidiary operating in the United Kingdom has correctly operated the "Pay as You Earn" system.

                  (c) The Company and each of the Company Subsidiaries has in accordance with applicable law filed all material reports, returns, declarations, statements or other information required to be supplied to a taxing authority in connection with Taxes (collectively, "Tax Returns"), and all such Tax Returns correctly and accurately set forth the amount of any Taxes relating to the applicable period. The Company has delivered or made available to Parent true, complete and accurate copies of all Tax Returns, and of all examination reports and statements of deficiencies assessed against or agreed to by the Company or any Company Subsidiary with respect to such Tax Returns.

                  (d) Neither the Internal Revenue Service ("IRS") nor any other governmental authority is now asserting or, to the knowledge of the Company, threatening to assert against the Company or any Company Subsidiary any deficiency or claim for additional Taxes. No written claim has ever been made by, and no stockholder or director or manager or person responsible for Tax matters of the Company or its Subsidiaries expects a claim to be made by, an authority in a jurisdiction where the Company or a Company Subsidiary does not file reports and returns that the Company or such Company Subsidiary is or may be subject to taxation by that jurisdiction. There are no security interests on any of the assets of the Company and the Company Subsidiaries that arose in connection with any failure (or alleged failure) to pay any Taxes.

                  (e) Except as set forth in Section 5.11(e) of the Company Disclosure Schedule, there has not been any audit of any Tax Return filed by the Company or any Company Subsidiary, no audit of any Tax Return of the Company or any Company Subsidiary is in progress, and neither the Company nor any Company Subsidiary has been notified in writing by any tax authority that any such audit is contemplated or pending. Except as set forth in Section 5.11(e) of the Company Disclosure Schedule, no extension of time with respect to any date on which a Tax Return was or is to be filed by the Company or any Company Subsidiary is in force, and no waiver or agreement by the Company or any Company Subsidiary is in force for the extension of time for the assessment or payment of any Taxes.

                  (f) Except as set forth in Section 5.11(f) of the Company Disclosure Schedule, the most recent audited financial statements contained in the Company SEC Reports reflect an adequate reserve for all Taxes payable by the Company and the Company Subsidiaries for all taxable periods and portions thereof through the date of such financial statements in accordance with GAAP, whether or not shown as being due on any Tax Returns.

                  (g) Except as set forth in Section 5.11(g) of the Company Disclosure Schedule, neither the Company nor any Company Subsidiary is a party to any agreement providing for the allocation, indemnification or sharing of Taxes with any person other than the Company or the Company Subsidiaries. The Company has provided Parent with true, complete and accurate copies of any such agreements.

                  (h) Except as set forth in Section 5.11(h) of the Company Disclosure Schedule, neither the Company nor any Company Subsidiary has ever been (or has ever had any liability for unpaid Taxes under Treasury Regulations
Section 1.1502-6 (or comparable provisions of federal, state or local law) because it once was) a member of an "affiliated group" (as defined in Section 1504(a) of the Code), except for any group of which the Company and the Company Subsidiaries are the only members. No Company Subsidiary formed in the United Kingdom is, ever has been, or is treated, as a member of a group for value added tax purposes.

                  (i) Except as set forth in Section 5.11(i) of the Company Disclosure Schedule, neither the Company nor any Company Subsidiary (i) has made any payments, is obligated to make any payments or is a party to any agreement that under certain circumstances could obligate it to make any payments that will not be deductible under Section 280G of the Code (or any similar provision of state, local or foreign law), (ii) has filed a consent under Section 341(f) of the Code concerning collapsible corporations or (iii) was, at any time during the period specified in Section 897(c)(1)(A)(ii) of the Code, a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code.

                  (j) Neither the Company nor any Company Subsidiary will be required to include any item of income in, or exclude any deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any: (i) change in method of accounting for a taxable period ending on or prior to the Closing Date; (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) intercompany transactions or any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (iv) installment sale or open transaction disposition made on or prior to the Closing Date; or (v) prepaid amount received on or prior to the Closing Date.

                  (k) No Company Common Stock is owned by any Company
Subsidiary.

                  (l) The merger of Cartesian Technologies, Inc. with and into Cartesian Acquiring Corporation, which was at the time a wholly owned subsidiary of the Company, qualified as a tax-free reorganization under Section 368(a) of the Code.

                  (m) Neither the Company nor any Company Subsidiary has ever participated in any way in any confidential corporate tax shelter within the meaning of temporary Treasury Regulations Section 301.6111-2T(a)(2).

         5.12.    Properties.

                  (a) Neither the Company nor any Company Subsidiary owns any real property. Section 5.12(a) of the Company Disclosure Schedule lists all real property leased or subleased to or by the Company or any of the Company Subsidiaries and lists the dates of and parties to each such lease, the dates and parties to each amendment, modification and supplement to each such lease, the term of such lease, and any extension options thereunder. The Company has delivered to Parent true, complete and accurate copies of the leases and subleases (each as amended to date) listed in Section 5.12(a) of the Company Disclosure Schedule. Except as set forth in Section 5.12(a) of the Company Disclosure Schedule, with respect to each such lease and sublease:

                           (i) the lease or sublease is a valid, binding and enforceable obligation of the Company or the Company Subsidiary, as the case may be, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity;

                           (ii) neither the Company nor any Company Subsidiary, or to the knowledge of the Company, any other party, is in breach or violation of, or default under, any such lease or sublease, and no event has occurred, is pending or, to the knowledge of the Company, is threatened, which, after the giving of notice or the lapse of time or both, would constitute a breach or default by the Company or a Company Subsidiary, or to the knowledge of the Company, any other party under such lease or sublease;

                           (iii) neither the Company nor any Company Subsidiary has assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered any interest in the leasehold or subleasehold;

                           (iv) there are no Encumbrances (as hereinafter defined), easements, covenants or other restrictions applicable to the real property subject to such lease or sublease, except for easements, covenants and other restrictions which do not, individually or in the aggregate, materially impair the current uses or the occupancy by the Company or the Company Subsidiary, as the case may be, of the property subject thereto;

                           (v) to the knowledge of the Company, during the last two years there have been no dealings with respect to any of the leasehold or subleasehold properties other than at arms length including, without limitation, dealings with respect to properties in the United Kingdom at an undervalue which may give rise to a claim for improper stamping or setting aside; and

                           (vi) to the knowledge of the Company there are no structural or other defects in respect of the buildings and structures on or comprising any of the leasehold or subleasehold properties.

                  (b) Except as set forth in Section 5.12(b) of the Company Disclosure Schedule, the Company and the Company Subsidiaries own good title, free and clear of all liens, mortgages, pledges, charges, security interests or other encumbrances (collectively, "Encumbrances"), to all property and assets necessary to conduct the business of the Company as currently conducted, except for (i) Encumbrances reflected in the Company's consolidated balance sheet at December 31, 2001 included in the Company SEC Reports, (ii) Encumbrances or imperfections of title which do not materially detract from the value or materially interfere with the present or presently contemplated use of the assets subject thereto or affected thereby, and (iii) Encumbrances for current Taxes not yet due and payable. The Company and the Company Subsidiaries, as lessees, have the right under valid and subsisting leases to use, possess and control all personalty leased by the Company or the Company Subsidiaries as now used, possessed and controlled by the Company or the Company Subsidiaries, as applicable. All of the machinery, equipment and other tangible personal property and assets owned or used by the Company and the Company Subsidiaries are in reasonably good condition, maintenance and repair, except for ordinary wear and tear, are useable in the ordinary course of business consistent with past practices, and are reasonably adequate and suitable for the uses to which they are being put.

         5.13.    Intellectual Property.

                  (a) Section 5.13(a) of the Company Disclosure Schedule contains a complete and accurate list of all Patents (as hereinafter defined) owned by the Company or any Company Subsidiary or otherwise used in the Business (as hereinafter defined) ("Company Patents"), registered Marks (as hereinafter defined) and unregistered Marks under which the Company sells or distributes Products (as hereinafter defined) owned by the Company or any Company Subsidiary or otherwise used in the Business ("Company Marks") and registered Copyrights (as hereinafter defined) owned by the Company or any Company Subsidiary or otherwise used in the Business ("Company Copyrights"). Except as set forth in
Section 5.13(a) of the Company Disclosure Schedule:

                           (i) the Company or one of the Company Subsidiaries owns or possesses rights to use, without payment to a third party, all of the Intellectual Property Assets necessary for the operation of the Business, free and clear of all Encumbrances;

                           (ii) all Company Patents, Company Marks and Company Copyrights which are issued by or registered with, as applicable, the U.S. Patent and Trademark Office, the U.S. Copyright Office or in any similar office or agency anywhere in the world are currently in compliance with formal legal requirements (including, without limitation, as applicable, payment of filing, examination and maintenance fees, proofs of working or use, timely post-registration filing of affidavits of use and incontestability and renewal applications) except for such non-compliance as could not reasonably be expected to result in the abandonment, expiration or lapse of any Company Patent, Company Mark or Company Copyright and, to the Company's knowledge, are valid and enforceable;

                           (iii) there are no pending, or, to the Company's knowledge, threatened claims against the Company, any Company Subsidiary or any of their respective employees alleging that (A) any of the Company Intellectual Property Assets or the Business infringes the rights of others under any Intellectual Property Assets ("Third Party Rights") or (B) the Company, any Company Subsidiary or any of their respective employees have misappropriated any Third Party Right;

                           (iv)    neither the Business nor any Company
         Intellectual Property Asset infringes any Third Party Right (other than any Patent) or, to the Company's knowledge, any Patent, and none of the Company, the Company Subsidiaries or any of their respective employees have misappropriated any Third Party Right;

                           (v)     neither the Company nor any Company
         Subsidiary has received any written communications alleging any of the Company Intellectual Property Assets is invalid or unenforceable;

                           (vi) except as set forth in Section 5.13(a)(vi) of the Company Disclosure Schedule, no current or former employee or consultant of the Company or any Company Subsidiary owns any rights in or to any of the Company Intellectual Property Assets;

                           (vii) the Company is not aware of any violation or infringement by a third party of any of the Company Intellectual Property Assets;

                           (viii) the Company and each Company Subsidiary has taken reasonable security measures to protect the secrecy, confidentiality and value of all Trade Secrets used by the Company and/or any Company Subsidiary (the "Company Trade Secrets"), including, without limitation, requiring all employees and consultants of the Company and each Company Subsidiary and all other persons with access to Company Trade Secrets to execute a binding confidentiality agreement, a true and correct copy of which has been provided to Parent, and, to the Company's knowledge, there has not been any breach by any party to such confidentiality agreements;

                           (ix) except as set forth in Section 5.13(a)(ix) of the Company Disclosure Schedule, (A) neither the Company nor any Company Subsidiary has directly or indirectly granted any rights, licenses or interests in the source code of any software in or provided with any Product, and (B) if the Company or one of the Company Subsidiaries, as applicable, developed the source code of any software in or provided with any Product, neither the Company nor any Company Subsidiary has provided or disclosed the source code of any such software in or provided with any Product to any person or entity;

                           (x) the software in or provided with any of the Products perform in accordance with their documented specifications and as the Company and/or the Company Subsidiaries have warranted to its customers;

                           (xi) none of the Products intentionally contain any "viruses", "time-bombs", "key-locks", or any other devices intentionally created that could disrupt or interfere with the operation of the Products or the integrity of the data, information or signals they produce in a manner materially adverse to the Company, any Company Subsidiary or any licensee or recipient; and

                           (xii) the Company and all Company Subsidiaries have complied in all material respects with their obligations under the Data Protection Act 1998 (UK).

                  (b) Except for licenses or agreements for computer software which is generally commercially available, the per copy cost of which is less than $2,500, all licenses or other agreements under which the Company and/or any Company Subsidiary is granted rights by others in Company Intellectual Property Assets are listed in Section 5.13(b) of the Company Disclosure Schedule. All such licenses or other agreements are in full force and effect, and, to the knowledge of the Company, there is no material default by any party thereto. All of the rights of the Company and the Company Subsidiaries under such licenses or other agreements are freely assignable. True and complete copies of all such licenses or other agreements, and any amendments thereto, have been provided to Parent, and to the knowledge of the Company, the licensors under the licenses and other agreements under which the Company and/or any Company Subsidiary is granted rights have all requisite power and authority to grant the rights purported to be conferred thereby.

                  (c) Except for licenses or agreements for proprietary drivers, firmware or system software distributed to customers with any of the Products or any other software distributed to customers in the ordinary course of business consistent with past practices (collectively, "Customer Licenses"), all licenses or other agreements under which the Company and/or any Company Subsidiary has granted rights to others in Company Intellectual Property Assets are listed in
Section 5.13(c) of the Company Disclosure Schedule. All such licenses or other agreements and the Customer Licenses are in full force and effect, and, to the knowledge of the Company there is no material default by any party thereto. All of the rights of the Company and/or any Company Subsidiary under such licenses or other agreements and the Customer Licenses are freely assignable. True and complete copies of all such licenses or other agreements, and any amendments thereto, have been provided to Parent, and the Company and/or a Company Subsidiary has all requisite power and authority to grant the rights purported to be conferred thereby and under the Customer Licenses.

                  (d)      For purposes of this Agreement,

                           (i) "Business" means the business of the Company and/or the Company Subsidiaries as currently conducted and proposed to be conducted.

                           (ii) "Company Intellectual Property Assets" means all Intellectual Property Assets owned by the Company or any Company Subsidiary or otherwise used in the Business. "Company Intellectual Property Assets" includes, without limitation, the Products, Company Patents, Company Marks, Company Copyrights and Company Trade Secrets.

                           (iii) "Intellectual Property Assets" means:


                                 (A) patents, patent applications and patent
                           rights (collectively, "Patents");

                                 (B) trade names, trade dress, logos, packaging
                           design, slogans, Internet domain names, registered and unregistered trademarks and service marks and related registrations and applications for registration (collectively, "Marks");

                                 (C) copyrights in both published and
                           unpublished works and all copyright registrations and applications (collectively, "Copyrights");

                                 (D) know-how, trade secrets, confidential or
                           proprietary information, research in progress, invention, discoveries, invention disclosures (whether or not patented), algorithms, data, designs, processes, formulae, drawings, schematics, blueprints, flow charts, models, strategies, prototypes, techniques, Beta testing procedures and Beta testing results (collectively, "Trade Secrets"); and

                                 (E) goodwill, franchises, licenses, permits,
                           consents, approvals, and claims of infringement against third parties.

                           (iv) "Products" means those instruments, software, licenses, consumables, other products and services designed, manufactured, marketed, sold and/or distributed by the Company and/or any Company Subsidiary and any other sources from which the Company and/or any Company Subsidiary derives revenues. A complete list of the Products from which the Company or any Company Subsidiary derives revenues is provided on Section 5.13(d)(iv) of the Company Disclosure Schedule attached hereto.

         5.14. Environmental Matters.

               (a) As used in this Agreement, (i) "Environmental Laws" shall mean all environmental or health and safety-related federal, state and local laws, rules, regulations, ordinances and binding and enforceable orders, and
(ii) "Hazardous Materials" means any pollutant, contaminant, toxic substance, hazardous waste, hazardous material, or hazardous substance, or any oil, petroleum, or petroleum product, as defined in or pursuant to the United States Resource Conservation and Recovery Act, the United States Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), the Federal Clean Water Act and any other federal, state or local Environmental Law, all as amended through the date of this Agreement, as well as any regulations promulgated pursuant thereto, and, to the extent not included in the foregoing, any medical waste.

                  (b) The Company and the Company Subsidiaries are in compliance with all Environmental Laws, except for any noncompliance that could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

                  (c) Except as set forth in Section 5.14(c) of the Company Disclosure Schedule, (i) neither the Company nor any Company Subsidiary has entered into or been subject to any consent decree, compliance order, or administrative order under any Environmental Law, (ii) there is no administrative or judicial enforcement proceeding pending, or to the knowledge of the Company, threatened, against the Company or any Company Subsidiary under any Environmental Law, (iii) neither the Company nor any Company Subsidiary has received written notice under the citizen suit provision of any Environmental Law, (iv) neither the Company nor any Company Subsidiary or, to the knowledge of the Company, any legal predecessor of the Company or any Company Subsidiary, has received any written notice that it is potentially responsible under any Environmental Law for costs of response or for damages to natural resources, as those terms are defined under the Environmental Laws, at any location, (v) neither the Company nor any Company Subsidiary or, to the knowledge of the Company, any legal predecessor of the Company or any Company Subsidiary, has received any written request for information, notice, demand letter, or formal or informal complaint or claim under any Environmental Law or with respect to environmental matters, and (vi) the Company and the Company Subsidiaries have no knowledge that any of the above will be forthcoming.

                  (d) Neither the Company nor any Company Subsidiary has generated, manufactured, refined, transported, treated, stored, handled, disposed, transferred, produced or processed any Hazardous Materials, except in compliance with all applicable Environmental Laws except for any noncompliance that, either individually or in the aggregate, could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

                  (e) Neither the Company nor any Company Subsidiary has transported or disposed of, or allowed or arranged for any third party to transport or dispose of, any waste containing Hazardous Materials to or at any location included on the National Priorities List, as defined under CERCLA, or, to the Company's knowledge, any location proposed for inclusion on that list or at any location on any analogous state list.

                  (f) Except as set forth in Section 5.14(f) of the Company Disclosure Schedule, (i) neither the Company nor any Company Subsidiary has released (as that term is defined in CERCLA) any Hazardous Material on, in, under or at any real property owned or leased by the Company or any Company Subsidiary, and (ii) the Company has no knowledge of any release (as that term is defined in CERCLA) on, in, under or at the real property owned or leased by the Company or any Company Subsidiary or predecessor entity of Hazardous Materials, in either event in quantities or concentrations requiring remediation or clean-up under applicable Environmental Laws.

                  (g) Except as set forth in Section 5.14(g) of the Company Disclosure Schedule, to the knowledge of the Company, there is no hazardous waste treatment, storage or disposal facility, underground storage tank, landfill, surface impoundment, underground injection well, friable asbestos or polychlorinated biphenyls (PCBs), as those terms are defined under any Environmental Laws, located at any of the real property owned or leased by the Company or any Company Subsidiary or predecessor entity or facilities utilized by the Company or the Company Subsidiaries.

                  (h) No lien has been imposed on any real property owned or, to the knowledge of the Company, leased by the Company or any Company Subsidiary by any governmental agency at the federal, state or local level in connection with the presence on or off such property of any Hazardous Material.

         5.15.    Employee Benefit Plans.

                  (a) Section 5.15(a) of the Company Disclosure Schedule sets forth a complete and accurate list of every Employee Program (as hereinafter defined) that has been maintained by the Company or an Affiliate (as hereinafter defined) at any time during the three-year period prior to the date hereof.

                  (b) Each Employee Program which has been maintained by the Company or an Affiliate at any time during the three-year period prior to the date hereof and which has been intended to qualify under Section 401(a) or 501(c)(9) of the Code has received a favorable determination or approval letter from the IRS regarding its qualification under such section and has, in fact, been qualified under the applicable section of the Code from the effective date of such Employee Program through and including the Closing Date (or, if earlier, the date of the final distribution of all of such Employee Program's assets). No event or omission has occurred which would reasonably be expected to cause any such Employee Program to lose its qualification or otherwise fail to satisfy the relevant requirements to provide tax-favored benefits under the applicable Code Section (including, without limitation, Code Sections 105, 125, 401(a) and 501(c)(9)). Each asset held under any such Employee Program may be liquidated or terminated without the imposition of any redemption fee, surrender charge or comparable liability. No partial termination (within the meaning of Section 411(d)(3) of the Code) has occurred with respect to any Employee Program.

                  (c) Neither the Company nor any Affiliate knows, nor should any of them reasonably know, of any failure of any party to comply with any applicable laws with respect to the Employee Programs by the Company or any Affiliate at any time during the three-year period prior to the date hereof. With respect to any Employee Program maintained by the Company or any Affiliate at any time during the three-year period prior to the date hereof, there has been no (i) "prohibited transaction" as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Code Section 4975, (ii) material failure to comply with any provision of ERISA, other applicable law, or any agreement, or (iii) non-deductible contribution, which, in the case of any of (i), (ii) or (iii), could reasonably be expected to subject the Company or any Affiliate to material liability either directly or indirectly (including, without limitation, through any obligation of indemnification or contribution) for any damages, penalties or taxes, or any other loss or expense. No litigation or governmental administrative proceeding (or investigation) or other proceeding (other than those relating to routine claims for benefits) is pending or, to the Company's knowledge, threatened with respect to any such Employee Program. All payments and/or contributions required to have been made (under the provisions of any agreements or other governing documents or applicable law) with respect to all Employee Programs maintained by the Company or any Affiliate at any time during the three-year period prior to the date hereof, either have been made or have been accrued (and all such unpaid but accrued amounts are described in Section 5.15(c) of the Company Disclosure Schedule).

                  (d) Neither the Company nor any Affiliate has incurred any liability under Title IV of ERISA which has not been paid in full. There has been no "accumulated funding deficiency" (whether or not waived) with respect to any Employee Program maintained by the Company or any Affiliate and subject to Code Section 412 or ERISA Section 302. With respect to any Employee Program maintained by the Company or any Affiliate at any time during the three-year period prior to the date hereof and subject to Title IV of ERISA, there has been no (nor will there be any as a result of the Transactions) (i) "reportable event," within the meaning of ERISA Section 4043 or the regulations thereunder, for which the notice requirement is not waived by the regulations thereunder, and (ii) event or condition which presents a material risk of a plan termination or any other event that would reasonably be expected to cause the Company or any Affiliate to incur a material liability or have a lien imposed on its assets under Title IV of ERISA. Except as described in Section 5.15(d) of the Company Disclosure Schedule, no Employee Program maintained by the Company or any Affiliate and subject to Title IV of ERISA (other than a Multiemployer Plan (as hereinafter defined)) has any "unfunded benefit liabilities" within the meaning of ERISA Section 4001(a)(18). Neither the Company nor any Affiliate has ever maintained a Multiemployer Plan. None of the Employee Programs maintained by the Company or any Affiliate at any time during the three-year period prior to the date hereof has ever provided health care or any other non-pension benefits to any employees after their employment is terminated (other than as required by part 6 of subtitle B of Title I of ERISA or applicable state continuation coverage law) or has ever promised to provide such post-termination benefits.

                  (e) With respect to each Employee Program maintained by the Company, true, complete and accurate copies of the following documents (if applicable to such Employee Program) have previously been delivered to Parent:
(i) all documents embodying or governing such Employee Program, and any funding medium for the Employee Program (including, without limitation, trust agreements) as they may have been amended to the date hereof; (ii) the most recent IRS determination or approval letter with respect to such Employee Program under Code Section 401(a) or 501(c)(9), and any applications for determination or approval subsequently filed with the IRS; (iii) the three most recently filed IRS Forms 5500, with all applicable schedules and accountants' opinions attached thereto; (iv) the three most recent actuarial valuation reports completed with respect to such Employee Program; (v) the summary plan description for such Employee Program (or other descriptions of such Employee Program provided to employees) and all modifications thereto; (vi) any insurance policy (including any fiduciary liability insurance policy or fidelity bond) related to such Employee Program; (vii) any registration statement or other filing made pursuant to any federal or state securities law; and (viii) all correspondence to and from any state or federal agency within the last three years with respect to such Employee Program.

                  (f) Each Employee Program maintained by the Company or any Affiliate required to be listed in Section 5.15(a) of the Company Disclosure Schedule may be amended, terminated, or otherwise modified by the Company to the greatest extent permitted by applicable law, including the elimination of any and all future benefit accruals under any Employee Program and no employee communications or provision of any Employee Program document has failed to effectively reserve the right of the Company or the Affiliate to so amend, terminate or otherwise modify such Employee Program.

                  (g) Each Employee Program maintained by the Company (including each non-qualified deferred compensation arrangement) has been maintained in compliance with all applicable requirements of federal and state securities laws including (without limitation, if applicable) the requirements that the offering of interests in such Employee Program be registered under the Securities Act and/or state "Blue Sky" laws.

                  (h) Each Employee Program maintained by the Company or an Affiliate has complied in all material respects with the applicable notification and other applicable requirements of the Consolidated Omnibus Budget Reconciliation Act of 1985, Health Insurance Portability and Accountability Act of 1996, the Newborns' and Mothers' Health Protection Act of 1996, the Mental Health Parity Act of 1996, and the Women's Health and Cancer Rights Act of 1998.

                  (i) For purposes of this Section:

                     (i) "Employee Program" means (A) all employee benefit plans within the meaning of ERISA Section 3(3), including, but not limited to, multiple employer welfare arrangements (within the meaning of ERISA
         Section 3(40)), plans to which more than one unaffiliated employer contributes and employee benefit plans (such as foreign or excess benefit plans) which are not subject to ERISA; (B) all stock option plans, stock purchase plans, bonus or incentive award plans, severance pay policies or agreements, deferred compensation agreements, supplemental income arrangements, vacation plans, and all other employee benefit plans, agreements, and arrangements (including any informal arrangements) not described in (A) above, including without limitation, any arrangement intended to comply with Code Section 120, 125, 127, 129 or 137; and (C) all plans or arrangements providing compensation to employee and non-employee directors. In the case of an Employee Program funded through a trust described in Code Section 401(a) or an organization described in Code Section 501(c)(9), or any other funding vehicle, each reference to such Employee Program shall include a reference to such trust, organization or other vehicle.

                     (ii) An entity "maintains" an Employee Program if such entity sponsors, contributes to, or provides benefits under or through such Employee Program, or has any obligation (by agreement or under applicable law) to contribute to or provide benefits under or through such Employee Program, or if such Employee Program provides benefits to or otherwise covers employees of such entity (or their spouses, dependents, or beneficiaries).

                     (iii) An entity is an "Affiliate" of the Company if it (A) is considered a single employer with the Company under ERISA Section 4001(b) or part of the same "controlled group" as the Company for purposes of ERISA Section 302(d)(8)(C) or (B) was considered a single employer with, or part of the same controlled group as, the

         Company, but solely to the extent that the Company has or will have liability with respect to any Employee Program maintained by such Affiliate that is no longer considered such a single employer or controlled group member.

                      (iv) "Multiemployer Plan" means an employee pension or welfare benefit plan to which more than one unaffiliated employer contributes and which is maintained pursuant to one or more collective bargaining agreements.

                  (j) Other than the pension scheme disclosed in Section 5.15(a) of the Company Disclosure Schedule (the "Pension Scheme"), there are no schemes funds or arrangements to which the Company Subsidiaries operating in the United Kingdom have contributed or under which the Company Subsidiaries operating in the United Kingdom have any liability or moral obligation and which provides for or in respect of any person benefits on or as a consequence of any person dying, retiring, becoming incapacitated (whether permanently or temporarily) attaining a specified age or completing a specified period of service. The Pension Scheme is a defined contribution scheme and does not provide for a certain level of benefit to be paid to any of its members on death, retirement, incapacitation (permanent or temporary), reaching a specified age or completing a specified period of service. Except as disclosed in Section 5.15(a) of the Company Disclosure Schedule, no promises have been made to any members as to the amount of contributions that will be made to the Pension Scheme or the amount of benefits that will or may be received by any member. The Pension Scheme is an exempt approved scheme for the purposes of Chapter I of Part XIV of the Income and Corporation Taxes Act 1988 or capable of approval as such and is not a contracted out scheme for the purposes of the Social Security Pension Act 1975. All contributions and premiums payable to the Pension Scheme by the Company Subsidiaries operating in the United Kingdom and any of its employees accrued due have been paid. Except as disclosed in Section 5.15(a) of the Company Disclosure Schedule, the Company Subsidiaries operating in the United Kingdom do not operate any scheme pursuant to which employees thereof (or their successors) will receive any payment on death.

         5.16. Labor Relations and Employment.

               (a) Except as set forth in Section 5.16(a) of the Company Disclosure Schedule, (i) there is no labor strike, picketing of any nature, material labor dispute, slowdown or any other concerted interference with normal operations, stoppage or lockout pending or to the knowledge of the Company, threatened against or affecting the Company or any Company Subsidiary, (ii) there are no union claims or demands to represent the employees of the Company or any Company Subsidiary or Contingent Workers (as defined in Section 5.16(c)), neither the Company nor any Company Subsidiary has any collective bargaining obligations with respect to any of its employees or Contingent Workers, and there are no current union organizing activities among the employees of the Company or any Company Subsidiary or Contingent Workers, (iii) neither the Company nor any Company Subsidiary is a party to or bound by any collective bargaining or similar agreement with any labor organization, or work rules or practices agreed to with any labor organization or employee association, applicable to employees of the Company or any Company Subsidiary, and (iv) with respect to bargaining obligations disclosed in Section 5.16 of the Company Disclosure Schedule, the Company and the Company Subsidiaries have bargained and continues to bargain in good faith. With respect to the Transactions, any notice required under any labor law has been given.

                  (b) As of the date of this Agreement, the Company and the Company Subsidiaries employ a total of 163 full-time employees and 6 part-time employees. Section 5.16(b) of the Company Disclosure Schedule contains a true and complete list of all current directors, officers and employees of, and consultants to, the Company and the Company Subsidiaries and the current job title of each such individual as of the date hereof. A true and complete list of the annual compensation of each such individual as of the date hereof has been provided to Parent. The Company and the Company Subsidiaries are in compliance with all applicable laws and regulations respecting labor, employment, fair employment practices, work place safety and health, terms and conditions of employment, and wages and hours, except where the failure to be in such compliance could not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. Except as set forth in Section 5.16(b) of the Company Disclosure Schedule, neither the Company nor any Company Subsidiary has any policy, plan or program of paying severance pay or any form of severance compensation in connection with the termination of the employees of the Company and the Company Subsidiaries. The Company and the Company Subsidiaries are, and at all time since November 6, 1986 have been, in compliance with the requirements of the Immigration Reform Control Act of 1986 except for such non-compliance as could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Except as set forth in Section 5.16(b) of the Company Disclosure Schedule, neither the Company nor any Company Subsidiary has implemented any plant closing or layoff of employees that could implicate the Worker Adjustment and Retraining Notification Act of 1988, as amended, or any similar foreign, state, provincial, or local law, regulation or ordinance. All terminations and layoffs of employees that have occurred in the ninety (90) days prior to the date of this Agreement are set forth in Section 5.16(b) of the Company Disclosure Schedule.

                  (c) Except as set forth in Section 5.16(c) of the Company Disclosure Schedule, neither the Company nor any Company Subsidiary employs or uses any independent contractors, temporary employees, leased employees or any other servants or agents compensated other than through reportable wages paid by the Company or any Company Subsidiary (collectively, "Contingent Workers"). Except as set forth in Section 5.16(c) of the Company Disclosure Schedule, to the extent that the Company or any Company Subsidiary employs or uses Contingent Workers, it has properly classified and treated them in accordance with applicable laws and for purposes of all benefit plans and perquisites except as could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

         5.17. No Brokers. Neither the Company nor any of the Company Subsidiaries has entered into any contract, arrangement or understanding with any person or firm which may result in the obligation of such entity or Parent or MergerCo to pay any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or consummation of the Transactions, except that the Company has retained U.S. Bancorp Piper Jaffray Inc. ("Piper Jaffray") as its financial advisor in connection with the Transactions. The Company has provided to Parent true, complete and accurate copies of all agreements (including any amendments thereto) between the Company and Piper Jaffray pursuant to which Piper Jaffray would be entitled to any payment relating to the Transactions and no oral or other understandings with Piper Jaffray exist except as set forth therein. Other than the foregoing arrangements, the Company is not aware of any claim for payment of any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or consummation of the Transactions.

         5.18. Opinion of Financial Advisor. The Company Board has received the opinion of Piper Jaffray to the effect that, as of July 16, 2002, the Merger Consideration is fair to the Company's stockholders from a financial point of view, and a true, complete and accurate signed copy of such opinion has been, or promptly upon receipt thereof will be, delivered to Parent. The Company has been authorized by Piper Jaffray to permit the inclusion of such opinion in its entirety in the Proxy Statement (as defined in Section 7.5).

         5.19. Vote Required. The affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock outstanding on the record date for the meeting of the Company's stockholders Meeting is the only vote of the holders of any class or series of the Company's capital stock necessary to approve the Transactions and adopt this Agreement.

         5.20. Takeover Laws. The Company Board has taken appropriate actions and votes such that the provisions of Section 203 of the DGCL and all other applicable takeover statutes will not apply to this Agreement, the Voting Agreement or any of the Transactions. No foreign or state take-over law is applicable to this Agreement, the Voting Agreement or any of the Transactions.

         5.21. Contracts.

                  (a) Section 5.21(a) of the Company Disclosure Schedule lists all Scheduled Contracts (as hereinafter defined) of the Company and the Company Subsidiaries, and except as set forth in Section 5.21(a) of the Company Disclosure Schedule, each Scheduled Contract is valid and binding on the Company or such Company Subsidiary and is in full force and effect and enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity. Except as set forth in Section 5.21(a) of the Company Disclosure Schedule, neither the Company nor any Company Subsidiary is in default or has received notice of any violation or default under any such Scheduled Contract and, to the knowledge of the Company, no other party is in default under any of the Scheduled Contracts (in each case other than defaults and violations that could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect), and no such violations or defaults will be triggered by the execution, delivery and performance of this Agreement by the Company or the consummation of the Transactions. For purposes of this Agreement, "Scheduled Contracts" shall mean (i) all contracts, agreements or understandings with customers, suppliers and distributors of the Company and the Company Subsidiaries involving any payments in an amount, individually or in the aggregate, in excess of $50,000, (ii) all acquisition, merger, asset purchase or sale agreements entered into by the Company or any Company Subsidiary, (iii) all non-competition agreements and other agreements or obligations which purport to limit in any respect the manner in which, or the localities in which, all or any material portion of the business of the Company or any Company Subsidiary may be conducted, (iv) all transactions, agreements, arrangements or understandings with any affiliate of the Company or any Company Subsidiary that would be required to be disclosed under Item 404 of Regulation S-K of Title 17, Part 229 of the Code of Federal Regulations ("Regulation S-K"), (v) all voting or other agreements governing how any shares of Company Common Stock shall be voted, (vi) all agreements which provide for, or relate to, the incurrence by the Company or any Company Subsidiary of indebtedness for borrowed money (including any interest rate or foreign currency swap, cap, collar, hedge or insurance agreements, or options or forwards on such agreements, or other similar agreements for the purpose of managing the interest rate or foreign exchange risk associated with its financing), (vii) all contracts or other agreements which would prohibit or materially delay the consummation of the Transactions,
(viii) all joint venture agreements to which the Company or any Company Subsidiary is a party, (ix) all agreements or other arrangements related to the licensing of assets by or to the Company or any Company Subsidiary, and (x) all other agreements within the meaning set forth in Item 601(b)(10) of Regulation S-K.

                  (b) Except as set forth in Section 5.21(b) of the Company Disclosure Schedule, the execution and delivery of this Agreement by the Company does not, and the performance of and compliance with this Agreement by the Company and consummation of the Transactions does not, require any authorization, consent or approval of any third party under (i) any Scheduled Contract, (ii) any other contract required to be scheduled pursuant to Section 5.21(a), or (iii) any other contract where the failure to obtain such authorization, consent or approval could reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

                  (c) Except as set forth in the Company Disclosure Schedule, neither the Company nor any of the Company Subsidiaries is a party to any oral or written (i) employment, severance, retention or termination agreements or consulting agreements not terminable on less than thirty (30) days notice, (ii) union or collective bargaining agreement, (iii) agreement with any executive officer or other key employee of the Company or any of the Company Subsidiaries the benefits of which are contingent or vest, or the terms of which are materially altered, upon the occurrence of a transaction involving the Company or any of the Company Subsidiaries of the nature contemplated by this Agreement,
(iv) agreement with respect to any executive officer or other key employee of the Company or any of the Company Subsidiaries providing any term of employment or compensation guarantee or (v) agreement or plan, including any stock option, stock appreciation right, restricted stock or stock purchase plan, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the Transactions or the value of any of the benefits of which will be calculated on the basis of any of the Transactions.

         5.22. Collectibility of Accounts Receivable. All of the accounts receivable of the Company and the Company Subsidiaries shown in the consolidated financial statements included or incorporated by reference in the Company SEC Reports or acquired thereafter are valid and enforceable claims and arose in connection with arms' length transactions conducted in the ordinary course of business and, to the knowledge of the Company, are not subject to setoff or counterclaim.

         5.23. Inventory. Except as set forth in Section 5.23 of the Company Disclosure Schedule, all inventory of the Company, including, without limitation, raw materials, work in process and finished products, packaging, items purchased for distribution or resale and items which have been ordered or purchased by the Company and the Company Subsidiaries, including, without limitation, inventory shown in the consolidated financial statements included or incorporated by reference in the Company SEC Reports or acquired thereafter (collectively, "Inventory"): (a) was acquired or manufactured in the ordinary course of business consistent with past practice; (b) is of good and merchantable quality, free of any defect or deficiency; and (c) is saleable or usable for the purposes for which intended (except in each case as could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect). The Company and the Company Subsidiaries have good and valid title to all of their Inventory, free and clear of all Encumbrances, other than as set forth in Section 5.23 of the Company Disclosure Schedule.

         5.24. Accounting Policies. The significant accounting policies, including without limitation, those policies related to revenue recognition, utilized by the Company and the Company Subsidiaries in preparing the Company's financial statements are as set forth in Section 5.24 of the Company Disclosure Schedule and Note 2 of the Company's consolidated financial statements filed as part of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 and Item 7 of such Form 10-K, and such policies are in conformity with GAAP and have been consistently applied. All estimates made by management in connection with the preparation of such financial statements were made in accordance with these accounting policies, in good faith and on the basis of management's reasonable beliefs. The financial statements included or incorporated by reference in the Company SEC Reports were prepared in accordance with such accounting policies.

         5.25. Backlog.

                  (a) The Company defines "backlog" as a written purchase order signed by a customer and received by the Company, which purchase order authorizes the Company to ship the product or provide the service identified in the purchase order at a specified price on specified terms and conditions. Based on this definition, the Company's backlog at July 12, 2002 was $1.6 million (excluding blanket orders for chemicals and reagents totaling $2.4 million); provided that such customers may modify or terminate such purchase orders at any time prior to shipment. No revenues have been recognized by the Company or the Company Subsidiaries with respect to this backlog. None of such orders have been, or to the knowledge of the Company are threatened to be cancelled or reduced.

                  (b) The summary of shipments and orders received by the Company and the Company Subsidiaries during the six-month period ended June 30, 2002, attached hereto as Section 5.25(b) of the Company Disclosure Schedule, is, as of the date hereof, true, correct and complete in all material respects.
Section 5.25(b) of the Company Disclosure Schedule sets forth for each month in such six-month period (i) the backlog at the end of each month, (ii) shipments made during each month and (iii) the orders received for each month.

         5.26. Customers, Distributors and Suppliers.

                  (a) A complete and accurate list of all customers, representatives and distributors (whether pursuant to a commission, royalty or other arrangement) who accounted for more than 5% of the sales of the Company and the Company Subsidiaries for the fiscal year ended December 31, 2001, showing, with respect to each, the name, address and dollar amount involved (collectively, the "Customers and Distributors") has been provided to Parent. Section 5.26(a) of the Company Disclosure Schedule is a complete and accurate list of the suppliers of the Company and the Company Subsidiaries to whom during the fiscal year ended December 31, 2001, the Company and the Company Subsidiaries made payments aggregating $10,000 or more, showing, with respect to each, the name, address and dollar amount involved (the "Suppliers"). The relationships of the Company and the Company Subsidiaries with their Customers, Distributors and Suppliers are good commercial working relationships and, to the knowledge of the Company, neither the announcement of the Transactions nor the consummation thereof will adversely affect any of such relationships. No Customer, Distributor or Supplier has cancelled, materially modified, or otherwise terminated its relationship with the Company or any Company Subsidiary, or has decreased materially its usage or purchase of the services or products of the Company or any Company Subsidiary or its services, supplies or materials furnished to the Company or any Company Subsidiary, nor, to the knowledge of the Company, does any Customer, Distributor or Supplier have any plan or intention to do any of the foregoing.

                  (b) Section 5.26(b) of the Company Disclosure Schedule sets forth by position of employment (as opposed to by name) all persons granted authority to enter into (on behalf of the Company or any Company Subsidiary) oral or written agreements or arrangements with any customer, supplier or distributor related to the offering of discounts, extended warranties, service contracts, bundling of any Products, rights of return or any other agreements or arrangements and the nature of such authority, and neither the Company nor any Company Subsidiary is a party to any such agreements or arrangements other than those entered into in accordance with such authority.

         5.27. Restructuring Plan. The restructuring plan and its effects on the Company (collectively, the "Restructuring Plan") has been provided to Parent and was prepared in good faith based on reasonable assumptions made by the Company at the time the Restructuring Plan was made, and as of the date hereof, nothing has occurred to make such assumptions upon which the Restructuring Plan is based no longer reasonable. All severance and termination costs and expenses required by law, contract or otherwise are set forth in the Restructuring Plan.

         5.28. Product Liability and Warranty.

                  (a) There are no events, conditions, circumstances, activities, practices, incidents, actions, omissions or plans which could reasonably be expected to give rise to any liability or obligation or otherwise form the basis of any claim based on or related to any product that is or was designed, formulated, manufactured, processed, distributed, sold or placed in the stream of commerce by the Company or any Company Subsidiary or any service provided by or on behalf of the Company or any Company Subsidiary, except as could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. All products, including the packaging and advertising related thereto, which were designed, formulated, manufactured, processed, distributed, sold or placed in the stream of commerce by the Company or any Company Subsidiary or any services provided by or on behalf of the Company or any Company Subsidiary complied with applicable permits, applicable laws or applicable industry or customer standards, except as otherwise would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, and there have not been and there are no defects or deficiencies in such services or products.

                  (b) Section 5.28(b) of the Company Disclosure Schedule sets forth the Company's standard product and service warranties on each of the products or services that the Company distributes, services, markets, sells or produces for itself, a customer or a third party. Other than such warranties, the Company provides no other warranties, guarantees or rights of return on any product or service.

         5.29. Certain Business Practices. No director, officer, agent or employee of the Company or any Company Subsidiary, has, directly or indirectly,
(a) made or agreed to make any contribution, payment or gift to any government official, employee or agent where either the contribution, payment or gift or the purpose thereof was illegal under the laws of any federal, state, local or foreign jurisdiction, (b) established or maintained any unrecorded fund or asset for any purpose or made any false entries on the books and records of the Company or any of the Company Subsidiaries for any reason, (c) made or agreed to make any contribution, or reimbursed any political gift or contribution made by any other person, to any candidate for federal, state, local or foreign public office or (d) paid or delivered any fee, commission or any other sum of money or item of property, however characterized, to any finder, agent, government official or other party, in the United States or any other country, which in any manner relates to the assets, business or operations of the Company or the Company Subsidiaries, which the Company, such Company Subsidiary or each officer, director, agent or employee knew or had reason to believe to have been illegal under any federal, state or local laws (or any rules or regulations thereunder) of the United States or any other country having jurisdiction.

         5.30. Insurance. The Company and the Company Subsidiaries maintain insurance policies (the "Insurance Policies") against all risks of a character and in such amounts as are usually insured against by similarly situated companies in the same or similar businesses. Section 5.30 of the Company Disclosure Schedule contains a complete and accurate list of all Insurance Policies. Each Insurance Policy is in full force and effect and is valid, outstanding and enforceable, and all premiums due thereon have been paid in full. The Company and the Company Subsidiaries have complied in all material respects with provisions of each Insurance Policy under which any of them is the insured party. No insurer under any Insurance Policy has canceled or generally disclaimed liability under any such policy or, to the knowledge of the Company, indicated any intent to do so or not to renew any such policy. All material claims under the Insurance Policies have been filed in a timely fashion.

         5.31. Reorganization. Neither the Company nor any Company Subsidiary has taken any action, or as the date of this Agreement, is aware of any fact that would jeopardize the qualification of the Merger as a tax-free reorganization under Sections 368(a)(1)(A) and 368(a)(2)(D) of the Code. Without limiting the foregoing, neither the Company nor any Company Subsidiary has disposed of any assets that would (i) prevent MergerCo from acquiring at least 90 percent of the fair market value of the net assets and 70 percent of the fair market value of the gross assets held by the Company and the Company Subsidiaries within the meaning of Revenue Procedure 86-42 or (ii) violate the "substantially all" rule under Section 368(a)(2)(D) of the Code and the corresponding Treasury Regulations. Except as set forth in Section 5.31 of the Company Disclosure Schedule, the Company has not redeemed any part of its outstanding stock or affected a distribution with respect to such stock for a period of two years before the Closing Date. Any redemption set forth in Section
5.31 of the Company Disclosure Schedule was not done in contemplation of the Transactions. The Company has not taken any action that would prevent Parent from preserving a proprietary interest in the Company within the meaning of Treasury Regulations Section 1.368-1(e). No Company Subsidiary has acquired within the last two years any stock of Parent or taken any other action that would prevent Parent from preserving a proprietary interest in the Company within the meaning of Treasury Regulations Section 1.368-1(e). There is no plan or intention by the Company or any Company Subsidiary to acquire stock of the Company or the Parent Common Stock issued in the Merger.

         5.32. Ownership of Parent Common Stock; Affiliates and Associates. As of the date of this Agreement, neither the Company nor any of its affiliates or associates (as such terms are defined under the Exchange Act) (a) beneficially owns, directly or indirectly, or (b) is a party to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of capital stock of Parent.

         5.33. Compliance with the Hart-Scott-Rodino Act. No person or entity, directly or indirectly through fiduciaries, agents, controlled entities, or other means, holds fifty percent (50%) or more of the outstanding voting securities of, or has the contractual right to designate fifty percent (50%) or more of the directors of, the Company. In addition, the Company and the Company Subsidiaries, on a consolidated basis, have less than (a) $100,000,000 of total assets, as stated on the last regularly prepared consolidated balance sheet of the Company and the Company Subsidiaries; and (b) $100,000,000 of annual net sales.

         5.34. No Contracts with Affiliates. Except as disclosed in Section 5.34 of the Company Disclosure Schedule, neither the Company nor any Company Subsidiary has entered into any agreement, contract, subcontract, lease, understanding, instrument, note, option, warranty, purchase order, license, sublicense, insurance policy or legally binding commitment or undertaking of any nature with any of its officers, directors or stockholders, except pursuant to the Stock Option Plans and employment agreements, or consulting agreements in each case as set forth in Section 5.34 of the Company Disclosure Schedule. Except as set forth in Section 5.34 of the Company Disclosure Schedule, the Company has no accounts or loans receivable from any person, firm or corporation which is affiliated with the Company or any Company Subsidiary or from any director, officer or employee of the Company or any Company Subsidiary.

         5.35. Disclosure. The representations, warranties and statements by the Company in this Agreement, the Company Disclosure Schedule and the certificates delivered pursuant hereto do not contain any untrue statement of a material fact and, when taken together with each other, do not omit to state a material fact necessary to make such representations, warranties and statements, in the light of the circumstances under which they are made, not misleading.

                                   ARTICLE VI

              REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGERCO

         Except as set forth in the disclosure schedules delivered at or prior to the execution hereof to the Company, which shall refer to the relevant Sections of this Agreement (the "Parent Disclosure Schedule"), each of Parent and MergerCo represents and warrants to the Company as follows:

         6.1. Existence; Good Standing; Authority; Compliance with Law.

                  (a) Each of Parent and MergerCo is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate or other power and authority to own, operate, lease and encumber its properties and to carry on its business as it is now being conducted. Each of Parent and MergerCo is duly licensed or qualified to do business as a foreign corporation and is in good standing under the laws of any other jurisdiction in which the character of the properties owned, leased or operated by it therein or in which the transaction of its business makes such license or qualification necessary, except where the failure to be so licensed or qualified could not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect (as hereinafter defined). For purposes of this Agreement, a "Parent Material Adverse Effect" means any change, effect, event, occurrence, condition or development that is or is reasonably likely to be materially adverse to (i) the business, operations, assets, liabilities, properties, results of operations, prospects or condition (financial or otherwise) of Parent and each Parent Subsidiary, taken as a whole, or (ii) the ability of Parent and MergerCo to perform their respective obligations under this Agreement.

                  (b) Each of the Parent Subsidiaries is a corporation, partnership or limited liability company (or similar entity or association in the case of those Parent Subsidiaries organized and existing other than under the laws of a state of the United States) duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, has the requisite corporate or other power and authority to own, operate, lease and encumber its properties and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the ownership of its property or the conduct of its business requires such license or qualification, except for jurisdictions in which such failure to be so licensed or qualified or to be in good standing could not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

                  (c) Neither Parent nor any of the Parent Subsidiaries is in violation of any order of any court, governmental authority or arbitration board or tribunal, or any law, ordinance, bylaw, judgment, decree, order, arbitration, concession, grant, governmental rule or regulation to which Parent or any Parent Subsidiary or any of their respective properties or assets is subject, where such violation, alone or together with all other violations, could reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Parent and the Parent Subsidiaries have obtained all licenses, permits, approvals and other authorizations and have taken all actions required by applicable law or governmental regulations in connection with their businesses as currently conducted, except where the failure to obtain any such license, permit, approval or authorization or to take any such action, alone or together with all other failures, could not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. All licenses, permits, approvals and other authorizations required under such laws and regulations are in full force and effect. No violations are or have been recorded in respect of any such license, permit, approval or other authorization; to the knowledge of Parent, no event has occurred that would allow revocation or termination or that would result in the impairment of Parent's or any Parent Subsidiary's rights with respect to any such license, permit, approval or authorization; and no proceeding is pending or, to the knowledge of Parent, threatened to revoke, limit or enforce any such license, permit, approval or authorization, except in each case for violations, revocations, terminations and proceedings which could not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

                  (d) True, complete and accurate copies of the Certificate of Incorporation of Parent (the "Parent Certificate") and the Bylaws of Parent (the "Parent Bylaws") (and in each such case, all amendments thereto) have been delivered to the Company prior to the date of this Agreement, and no amendments thereto are pending. Parent is not in violation of any provisions of the Parent Certificate or the Parent Bylaws.

         6.2. Authorization, Validity and Effect of Agreements. Each of Parent and MergerCo has the requisite power and authority to enter into and consummate the Transactions and to execute and deliver this Agreement. The Board of Directors of Parent (the "Parent Board") has approved this Agreement and the Transactions. The Board of Directors of MergerCo and the sole stockholder of MergerCo have approved this Agreement and the Transactions. The execution and delivery by Parent and MergerCo of this Agreement and the consummation of the Transactions have been duly authorized by all requisite corporate action on the part of Parent and MergerCo. This Agreement has been duly executed and delivered by Parent and MergerCo and, assuming due and valid authorization, execution and delivery thereof by the Company, is a valid and binding obligation of Parent and MergerCo, enforceable against Parent and MergerCo in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

         6.3. Capitalization.

                  (a) The authorized capital stock of Parent consists of 80,000,000 shares of Parent Common Stock, par value $0.01 per share, and 5,000,000 shares of preferred stock, par value $0.01 per share (the "Parent Preferred Stock"). As of the date of this Agreement, (a) 26,792,932 shares of Parent Common Stock were issued and outstanding, (b) 2,965,117 shares of Parent Common Stock were authorized and reserved for issuance pursuant to Parent's 1996 Stock Option and Grant Plan and Parent's 2002 Stock Option and Incentive Plan (the "Parent Stock Option Plans"), subject to adjustment on the terms set forth in the Parent Stock Option Plans, (c) 476,925 shares of Parent Common Stock were authorized and reserved for issuance pursuant to Parent's Employee Stock Purchase Plan, (d) options to purchase 1,388,150 shares of Parent Common Stock (the "Parent Options") were outstanding under the Parent Stock Option Plans, (e) no shares of Parent Preferred Stock were issued and outstanding, and (f) 4,660,784 shares of Parent Common Stock and no shares of Parent Preferred Stock were held in the treasury of the Company. As of the date of this Agreement, Parent had no shares of Parent Common Stock or Parent Preferred Stock reserved for issuance other than as described above. All issued and outstanding shares of capital stock of Parent are, and all shares of capital stock of Parent which may be issued pursuant to the exercise of outstanding Parent Options will be, duly authorized, validly issued, fully paid, nonassessable and free of any preemptive rights. All issued and outstanding shares of capital stock of Parent were, and all shares of capital stock of the Parent which may be issued pursuant to the exercise of outstanding Parent Options will be, issued in compliance with and in accordance with the applicable requirements of the Securities Laws and applicable state securities and "Blue Sky" laws. Parent has no outstanding bonds, debentures, notes or other obligations the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the stockholders of Parent on any matter. Except for the Parent Options (all of which have been issued under the Parent Stock Option Plans) and Parent's Employee Stock Purchase Plan, there are no options, warrants, calls, subscriptions, convertible securities, or other rights, agreements or commitments which obligate Parent to issue, transfer or sell any shares of capital stock of Parent. Except as set forth in the Parent SEC Reports (as defined below) or as could not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, there are no agreements or understandings to which Parent or any Parent Subsidiary is a party with respect to the voting of any shares of capital stock of Parent or which restrict the transfer of any such shares, nor does Parent have knowledge of any third-party agreements or understandings with respect to the voting of any such shares or which restrict the transfer of any such shares. Except as set forth in the Parent SEC Reports or as could not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, there are no outstanding contractual obligations of Parent or any Parent Subsidiary to repurchase, redeem or otherwise acquire any shares of capital stock, partnership interests or any other securities of Parent or any Parent Subsidiary. Except as set forth in the Parent SEC Reports or as could not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, neither Parent nor any Parent Subsidiary is under any obligation, contingent or otherwise, by reason of any agreement to register the offer and sale or resale of any of their securities under the Securities Act.

                  (b) The authorized capital stock of MergerCo consists of 1,000 shares of MergerCo Common Stock, of which 1,000 shares were outstanding as of the date of this Agreement and owned by Parent. MergerCo is a direct wholly owned subsidiary of Parent, was formed solely for the purpose of engaging in the Transactions, has engaged in no other business activities and has conducted its operations only as contemplated by this Agreement.

         6.4. No Violation; Governmental Consents. Except as could not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, none the execution, delivery or performance by Parent and MergerCo of this Agreement, the consummation by Parent and MergerCo of the Transactions, or the compliance by Parent and MergerCo with any of the provisions hereof, will conflict with or result in a breach of any provisions of the Parent Certificate, the Parent Bylaws, the MergerCo Certificate or the MergerCo Bylaws. The execution, delivery and performance by Parent and MergerCo of this Agreement, the consummation by Parent and MergerCo of the Transactions, and the compliance by Parent and MergerCo with any of the provisions hereof, will not violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties of Parent or the Parent Subsidiaries under, or result in being declared void, voidable or without further binding effect, any of the terms, conditions or provisions of (a) any note, bond, mortgage, indenture or deed of trust, (b) any license, franchise, permit, lease, contract, agreement or other instrument, commitment or obligation to which Parent or any of the Parent Subsidiaries is a party, or by which Parent or any of the Parent Subsidiaries or any of their properties or assets is bound, or (c) any order, writ, judgment, injunction, decree, law (including common law), statute, rule or regulation applicable to Parent or any Parent Subsidiary or any of their properties or assets, except as otherwise could not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Other than the filings provided for in Section 1.2 of this Agreement or required pursuant to the Exchange Act or applicable state securities and "Blue Sky" laws, and based upon the accuracy of the Company's representations and warranties contained in Section 5.33 hereof, the execution and delivery of this Agreement by Parent and MergerCo does not, and the performance of and compliance with this Agreement by Parent and MergerCo and consummation of the Transactions does not, require any authorization, consent or approval of, permit from, or declaration, filing or registration with, any governmental or regulatory authority, except where the failure to obtain any such authorization, consent or approval of, permit from, or declaration, filing or registration with, any governmental or regulatory authority could not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

         6.5. Commission Documents. Parent has filed all required forms, reports, schedules, statements and other documents with the Commission since the date Parent became subject to the reporting obligations of the Exchange Act (as such documents may have been amended since the time of filing, collectively, the "Parent SEC Reports"), all of which were prepared in accordance with the applicable requirements of the Securities Laws. As of their respective dates, the Parent SEC Reports (a) complied as to form in all material respects with the applicable requirements of the Securities Laws and (b) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each of the consolidated balance sheets of Parent included in or incorporated by reference into the Parent SEC Reports (including the related notes and schedules) fairly presents the consolidated financial position of Parent and the Parent Subsidiaries as of its date and each of the consolidated statements of income, retained earnings and cash flows of Parent included in or incorporated by reference into the Parent SEC Reports (including any related notes and schedules) fairly presents the results of operations, retained earnings or cash flows, as the case may be, of Parent and the Parent Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to normal year-end audit adjustments which would not be material in amount or effect), in each case in accordance with GAAP consistently applied during the periods involved, except as may be noted therein and except, in the case of the unaudited statements, as permitted by Form 10-Q pursuant to Section 13 or 15(d) of the Exchange Act. No Parent Subsidiary is required to file any form, report or document with the Commission.

         6.6. Litigation. Except as set forth in the Parent SEC Reports or as otherwise disclosed to the Company, there is no litigation, suit, action or proceeding pending or, to the knowledge of Parent, threatened against Parent or MergerCo, as to which there is a reasonable likelihood of an adverse determination and which, if adversely determined, individually or in the aggregate with all such other litigation, suits, actions or proceedings, could reasonably be expected to (a) have a Parent Material Adverse Effect, (b) materially and adversely affect the ability of Parent and MergerCo to perform their respective obligations under this Agreement or (c) prevent the consummation of any of the Transactions.

         6.7. Absence of Certain Changes. Since March 31, 2002 and except as otherwise publicly disclosed, (a) Parent and the Parent Subsidiaries have conducted their businesses only in the ordinary course of business, and (b) up to and including the date of this Agreement, there has not been any change, effect, event, occurrence, non-occurrence, condition or development which has had or could reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

         6.8. No Undisclosed Liabilities. Neither Parent nor any of the Parent Subsidiaries has any material liabilities or obligations of any nature (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated and whether due or to become due, including any liability for Taxes and any material obligations or liabilities whether or not of the nature or type required to be disclosed under GAAP) other than such liabilities or obligations that have been specifically disclosed or provided in the Parent SEC Reports.

         6.9. Intellectual Property. Parent or one of the Parent Subsidiaries owns or possesses rights to use all of the Intellectual Property Assets necessary for the operation of the business of Parent in the manner now conducted, free and clear of all Encumbrances, except where the failure to own or have such rights could not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

         6.10. Environmental Matters. Parent is in compliance with all Environmental Laws, except for any noncompliance that, either individually or in the aggregate, could not reasonably be expected to have a Parent Material Adverse Effect. Except as could not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, (i) Parent has not entered into or been subject to any consent decree, compliance order, or administrative order under any Environmental Law, (ii) there is no administrative or judicial enforcement proceeding pending, or to the knowledge of Parent, threatened, against Parent under any Environmental Law, (iii) Parent has not received written notice under the citizen suit provision of any Environmental Law, (iv) Parent has not received any written notice that it is potentially responsible under any Environmental Law for costs of response or for damages to natural resources, as those terms are defined under the Environmental Laws, at any location, (v) Parent has not received any written request for information, notice, demand letter, or formal or informal complaint or claim under any Environmental Law or with respect to environmental matters, and (vi) Parent has no knowledge that any of the above will be forthcoming. Parent has not generated, manufactured, refined, transported, treated, stored, handled, disposed, transferred, produced or processed any Hazardous Materials, except in compliance with all applicable Environmental Laws except for any noncompliance that, either individually or in the aggregate, could not reasonably be expected to have a Parent Material Adverse Effect.

         6.11. Employee Benefit Plans.

                  (a) Each Employee Program maintained by Parent or an Affiliate and which has been intended to qualify under Section 401(a) or 501(c)(9) of the Code has, in fact, been qualified under the applicable section of the Code from the effective date of such Employee Program through and including the Closing Date except for any failure that could not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. To Parent's knowledge, no event or omission has occurred which would reasonably be expected to cause any such Employee Program to lose its qualification or otherwise fail to satisfy the relevant requirements to provide tax-favored benefits under the applicable Code Section (including, without limitation, Code Sections 105, 125, 401(a) and 501(c)(9)) except for any failure that could not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

                  (b) Neither Parent nor any Affiliate knows, nor should any of them reasonably know, of any material failure of any party to comply with any applicable laws with respect to the Employee Programs that have ever been maintained by Parent or any Affiliate. With respect to any Employee Program maintained by Parent or any Affiliate, there has been no (i) "prohibited transaction" as defined in Section 406 of ERISA, or Code Section 4975, (ii) material failure to comply with any provision of ERISA, other applicable law, or any agreement, or (iii) non-deductible contribution, which, in the case of any of (i), (ii) or (iii), could reasonably be expected to subject Parent or any Affiliate to material liability either directly or indirectly (including, without limitation, through any obligation of indemnification or contribution) for any damages, penalties or taxes, or any other loss or expense. No material litigation, governmental administrative proceeding (or investigation) or other proceeding (other than those relating to routine claims for benefits) is pending or, to Parent's knowledge, threatened with respect to any such Employee Program.

                  (c) Neither Parent nor any Affiliate has incurred any material liability under Title IV of ERISA which has not been paid in full. There has been no "accumulated funding deficiency" (whether or not waived) with respect to any Employee Program maintained by Parent or any Affiliate and subject to Code
Section 412 or ERISA Section 302. With respect to any Employee Program maintained by Parent or any Affiliate and subject to Title IV of ERISA, there has been no (nor will there be any as a result of the Transactions) (i) "reportable event," within the meaning of ERISA Section 4043 or the regulations thereunder, for which the notice requirement is not waived by the regulations thereunder, and (ii) event or condition which presents a material risk of a plan termination or any other event that would reasonably be expected to cause Parent or any Affiliate to incur a material liability or have a lien imposed on its assets under Title IV of ERISA. No Employee Program maintained by Parent or any Affiliate and subject to Title IV of ERISA (other than a Multiemployer Plan (as hereinafter defined)) has any "unfunded benefit liabilities" within the meaning of ERISA Section 4001(a)(18). Neither Parent nor any Affiliate has ever maintained a Multiemployer Plan.

                  (d) For purposes of this Section: An entity is an "Affiliate" of Parent if it (A) is considered a single employer with Parent under ERISA
Section 4001(b) or part of the same "controlled group" as Parent for purposes of ERISA Section 302(d)(8)(C) or (B) was considered a single employer with, as part of the same controlled group as, Parent, but solely to the extent that Parent as or will have liability with respect to any Employee Program maintained by such Affiliate that is no longer considered such a single employer or controlled group member.

         6.12. Labor Relations and Employment. (a) There is no labor strike, picketing of any nature, material labor dispute, slowdown or any other concerted interference with normal operations, stoppage or lockout pending or to the knowledge of Parent, threatened against or affecting Parent, (b) there are no union claims or demands to represent the employees of Parent, Parent does not have any collective bargaining obligations with respect to any of its employees, and there are no current union organizing activities among the employees of Parent, (c) Parent is not a party to or bound by any collective bargaining or similar agreement with any labor organization, or work rules or practices agreed to with any labor organization or employee association, applicable to employees of Parent, and (d) with respect to bargaining obligations, Parent has bargained and continues to bargain in good faith. Parent is in compliance with all applicable laws and regulations respecting labor, employment, fair employment practices, work place safety and health, terms and conditions of employment, and wages and hours, except where the failure to be in such compliance could not, individually or in the aggregate, reasonably be expected to result in a Parent Material Adverse Effect. Parent is, and at all time since November 6, 1986 have been, in compliance with the requirements of the Immigration Reform Control Act of 1986 except for such non-compliance as could not have, individually or in the aggregate, a Parent Material Adverse Effect.

         6.13. No Brokers. Neither Parent nor any of the Parent Subsidiaries has entered into any contract, arrangement or understanding with any person or firm which may result in the obligation of such entity or the Company to pay any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or consummation of the Transactions. Other than the Company's arrangements with Piper Jaffray, Parent is not aware of any claim for payment of any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or consummation of the Transactions.

         6.14. No Stockholder Vote Required. No vote by the holders of Parent Common Stock is necessary to approve the Transactions and adopt this Agreement.

         6.15. Takeover Laws. The Parent Board has taken appropriate actions and votes such that the provisions of Section 203 of the DGCL and all other applicable takeover statutes will not apply to this Agreement, the Voting Agreement or any of the Transactions.

         6.16. Material Contracts. The Parent SEC Reports list all material Contracts of Parent and the Parent Subsidiaries, and each such material Contract is valid and binding on Parent or such Parent Subsidiary and is in full force and effect and enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity. Except as set forth in the Parent SEC Reports or as otherwise disclosed to the Company, neither Parent nor any Parent Subsidiary is in default or has received notice of any violation or default under any such material Contract and, to the knowledge of Parent, no other party is in default under any of such material Contracts (in each case other than defaults and violations that, individually or in the aggregate, could not reasonably be expected to have a Parent Material Adverse Effect), and no such violations or defaults will be triggered by the execution, delivery and performance of this Agreement by Parent or the consummation of the Transactions.

         6.17. Accounting Policies. The significant accounting policies, including without limitation, those policies related to revenue recognition, utilized by Parent and the Parent Subsidiaries in preparing Parent's financial statements are as set forth in Note 2 of Parent's consolidated financial statements filed as part of Parent's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 and Item 7 of such Form 10-K, and such policies are in conformity with GAAP and have been consistently applied.

         6.18. Certain Business Practices. No director, officer, agent or employee of Parent, has, directly or indirectly, (a) made or agreed to make any contribution, payment or gift to any government official, employee or agent where either the contribution, payment or gift or the purpose thereof was illegal under the laws of any federal, state, local or foreign jurisdiction, (b) established or maintained any unrecorded fund or asset for any purpose or made any false entries on the books and records of Parent for any reason, (c) made or agreed to make any contribution, or reimbursed any political gift or contribution made by any other person, to any candidate for federal, state, local or foreign public office or (d) paid or delivered any fee, commission or any other sum of money or item of property, however characterized, to any finder, agent, government official or other party, in the United States or any other country, which in any manner relates to the assets, business or operations of Parent, which Parent or each officer, director, agent or employee knew or had reason to believe to have been illegal under any federal, state or local laws (or any rules or regulations thereunder) of the United States or any other country having jurisdiction.

         6.19. Reorganization.

                  (a) Neither Parent nor any of its affiliates (as such term is defined under the Exchange Act) has taken or agreed to take any action (other than actions contemplated by this Agreement) that could reasonably be expected to prevent the Merger from constituting a "reorganization" under Section 368(a) of the Code. Parent is not aware of any agreement, plan or other circumstance that could reasonably be expected to prevent the Merger from so qualifying.

                  (b) Following the Merger, MergerCo has no plan or intention to issue additional shares that would result in Parent losing control of MergerCo within the meaning of Section 368(c) of the Code.

                  (c) Parent has no plan or intention to reacquire, and, to Parent's knowledge, no person related to Parent within the meaning of Treasury Regulations Section 1.368-1(e)(2) has a plan or intention to acquire, any of the Parent Common Stock issued in the Merger, other than pursuant to a share repurchase program described in Revenue Ruling 99-58.

                  (d) No Company Common Stock is directly owned by the Parent, MergerCo or any other Parent Subsidiary.

         6.20. Ownership of Company Common Stock; Affiliates and Associates. As of the date of the Agreement, neither Parent nor any of its affiliates or associates (as such terms are defined under the Exchange Act) (a) beneficially owns, directly or indirectly, or (b) is a party to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of capital stock of the Company.

         6.21. Compliance with the Hart-Scott-Rodino Act. No person or entity, directly or indirectly through fiduciaries, agents, controlled entities, or other means, holds fifty percent (50%) or more of the outstanding voting securities of, or has the contractual right to designate fifty percent (50%) or more of the directors of, Parent. In addition, Parent and the Parent Subsidiaries, on a consolidated basis, have less than (a) $100,000,000 of total assets, as stated on the last regularly prepared consolidated balance sheet of Parent and the Parent Subsidiaries; and (b) $100,000,000 of annual net sales.

                                  ARTICLE VII

                                    COVENANTS

         7.1. No Solicitations.

                  (a) The Company represents and warrants that it has terminated, and caused it Subsidiaries and affiliates, and their respective officers, directors, employees, investment bankers, attorneys, accountants and other advisors or representatives to terminate, any discussions or negotiations relating to, or that could reasonably be expected to lead to, any Acquisition Proposal (as hereinafter defined). Except as permitted by this Agreement, the Company shall not, and shall not authorize or permit any Company Subsidiary or any of its or their respective officers, directors or employees or any investment banker, financial advisor, attorney, accountant or other representative retained by the Company or any Company Subsidiary to, directly or indirectly, (i) solicit, initiate or encourage (including by way of furnishing non-public information), or take any other action to facilitate, any inquiries, discussions or the making of any proposal that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal, (ii) participate in any discussions or negotiations, or otherwise communicate in any way with any person (other than Parent or MergerCo), regarding an Acquisition Proposal or (iii) enter into any agreement, arrangement or understanding regarding an Acquisition Proposal or requiring it to abandon, terminate or fail to consummate the Transactions. Without limiting the foregoing, it is understood that any violation of the restrictions set forth in the preceding sentence by any officer, director or employee of the Company or any Company Subsidiary or any investment banker, financial advisor, attorney, accountant or other representative retained by the Company or any Company Subsidiary shall be deemed to be a breach of this Section 7.1 by the Company. Notwithstanding the foregoing, at any time prior to the date on which this Agreement is approved by the stockholders of the Company at the meeting referred to in Section 7.4, in response to a Superior Proposal (as hereinafter defined) that did not result from a breach of this Section 7.1, the Company may (x) furnish non-public information with respect to the Company and the Company Subsidiaries to the person who made such Superior Proposal pursuant to a confidentiality agreement on terms no more favorable to such person than the Confidentiality Agreement (as hereinafter defined) and (y) participate in discussions or negotiations with such person regarding such Superior Proposal, if the Company Board determines in good faith (based on the advice of its outside legal counsel and after consultation with its financial adviser and based upon such other matters as it


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
deems relevant) that failing to take such action would constitute a breach of its fiduciary duties under applicable law.

                  (b) The Company Board shall not (i) withdraw or modify, or propose to withdraw or modify, in a manner adverse to Parent or MergerCo, its approval or recommendation of this Agreement or the Merger, (ii) approve or recommend, or propose to approve or recommend, any Acquisition Proposal, (iii) approve or recommend, or propose to approve or recommend, or execute or enter into a letter of intent, agreement in principle, definitive agreement or other agreement relating to an Acquisition Proposal (other than a confidentiality agreement described in the last sentence of Section 7.1(a) hereof), or (iv) resolve to do any of the foregoing. Notwithstanding the foregoing, the Company Board may withdraw or modify, in a manner adverse to Parent or MergerCo, its approval or recommendation of this Agreement or the Merger if, in response to a Superior Proposal that has not been withdrawn and that did not otherwise result from a breach of this Section 7.1, the Company Board shall have determined in good faith (based on advice of its outside legal counsel and after consultation with its financial adviser and based upon such other matters as it deems relevant) that failing to take such action would constitute a breach of its fiduciary duties under applicable law; provided, however, that prior to taking any such action, the Company shall have given Parent at least forty-eight (48) hours written notice of the Company Board's intention to take such action and the opportunity to meet with the Company, its financial advisors and its legal counsel. Nothing contained in this Section 7.1(b) shall limit the Company's obligation to hold and convene the meeting of the Company's stockholders referred to in Section 7.4 (including, without limitation, regardless of whether the recommendation or approval of the Company Board of this Agreement or the Merger shall have been withdrawn or modified).

                  (c) The Company shall promptly (and in any event within 24 hours) advise Parent and MergerCo orally and in writing of any Acquisition Proposal (including any amendments or proposed amendments thereof), or any request or inquiry received by the Company or any Company Subsidiary with respect to, or that could reasonably be expected to lead to, an Acquisition Proposal, including, in each case, the identity of the person making any such Acquisition Proposal, request or inquiry and the terms and conditions thereof, and shall provide to Parent and MergerCo any written materials received by the Company or any Company Subsidiary in connection therewith. The Company shall keep Parent and MergerCo fully informed of the status of the discussions related to such Acquisition Proposal, request or inquiry, including, without limitation, by promptly (and in any event within 12 hours) providing Parent with all written materials that it receives in connection with any such Acquisition Proposal. The Company agrees not to release any person from, or waive any provisions of, any confidentiality or standstill agreement to which the Company is a party (other than the Confidentiality Agreement).

                  (d) Nothing contained in this Section 7.1 shall prohibit the Company from at any time taking and disclosing to its stockholders a position contemplated by Rule 14d-9 or Rule 14e-2 under the Exchange Act.

                  (e) As used in this Agreement, the term "Acquisition Proposal" shall mean any proposed or actual tender offer, merger, consolidation or other business combination involving the Company, or sale, lease or other disposition, directly or indirectly, by merger, consolidation, share exchange or otherwise, of any material assets or securities of the Company or the Company Subsidiaries, or any transaction which is similar in form, substance or purpose to any of the foregoing transactions; provided, however, that the term "Acquisition Proposal" shall not include the Merger and the other Transactions.

                  (f) As used in this Agreement, the term "Superior Proposal" shall mean an unsolicited, bona fide written offer made by a third party to consummate an Acquisition Proposal, which Acquisition Proposal is reasonably likely to be consummated, and that (i) the Company Board determines in good faith, after consulting with its outside legal counsel and its financial advisor, would, if consummated, be reasonably likely to result in a transaction that is more favorable to the stockholders of the Company than the transactions contemplated hereby (taking into account all legal, financial, regulatory and other aspects of the proposal and the person making the proposal), (ii) is not conditioned on obtaining financing (and with respect to which Parent has received written evidence of such person's ability to fully finance its Acquisition Proposal), (iii) is for one hundred percent (100%) of the Company Common Stock and (iv) the Company Board determines is, based on the advice of Piper Jaffray (or any other nationally recognized investment banking firm), more favorable to the stockholders of the Company from a financial point of view than the transactions contemplated hereby.

         7.2. Conduct of Business by the Company. During the period from the date of this Agreement to the Effective Time, except as otherwise contemplated by this Agreement, the Company shall and shall cause each of the Company Subsidiaries to carry on their respective businesses in the usual, regular and ordinary course, consistent with past practice, and use their reasonable best efforts to preserve intact their present business organizations, keep available the services of their present advisors, managers, officers and employees and preserve their relationships with customers, suppliers, licensors and others having business dealings with them and continue existing contracts as in effect on the date hereof (for the term provided in such contracts). Without limiting the generality of the foregoing, neither the Company nor any of the Company Subsidiaries will (except as expressly permitted by this Agreement, as expressly set forth in the Restructuring Plan or in Section 7.2 of the Company Disclosure Schedule, or to the extent that Parent shall otherwise consent in writing):

                  (a) split, combine or reclassify or redeem, purchase or otherwise acquire any shares of its capital stock or other securities or declare, set aside or pay any dividend or other distribution (whether in cash, stock, or property or any combination thereof) in respect of any shares of its capital stock or other securities, except for dividends paid by any Company Subsidiary to the Company or any Company Subsidiary that is, directly or indirectly, wholly owned by the Company and except for any reverse stock split with a record date prior to the Effective Time declared for the purpose of complying with the Nasdaq listing qualifications;

                  (b) authorize for issuance, issue or sell or agree or commit to issue or sell (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any stock of any class or any other securities or equity equivalents (including, without limitation, stock appreciation rights) (other than the issuance of shares of Company Common Stock upon the exercise of Company Options outstanding on the date of this Agreement in accordance with their present terms);

                  (c) authorize, commit to or make any equipment purchases or capital expenditures other than in the ordinary course of business and consistent with past practice and in an amount not in excess of $25,000 individually or $100,000 in the aggregate;

                  (d) (i) acquire, sell, lease, license, encumber, transfer or dispose of any assets outside the ordinary course of business which are material to the Company or any of the Company Subsidiaries (whether by asset acquisition, stock acquisition or otherwise), except pursuant to obligations in effect on the date hereof as set forth in Section 7.2(d) of the Company Disclosure Schedule, or (ii) enter into, modify or amend any agreement or other arrangement related to the licensing of Intellectual Property Assets by or to the Company or any Company Subsidiary except in the ordinary course of business consistent with past practice;

                  (e) incur any amount of indebtedness for borrowed money (except for additional borrowings under the Company's existing credit facility with Comerica Bank as the same exists without amendment on the date hereof), guarantee any indebtedness, issue or sell debt securities, make any loans, advances or capital contributions, mortgage, pledge or otherwise encumber any material assets, or create or suffer any material lien thereupon;

                  (f) pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than any payment, discharge or satisfaction (i) in the ordinary course of business consistent with past practice, or (ii) in connection with the Transactions;

                  (g) change any of the accounting principles or practices used by it (except as required by GAAP, in which case written notice shall be provided to Parent and MergerCo prior to any such change);

                  (h) with respect to Taxes of or affecting the Company or any Company Subsidiary, make, change or revoke any election, change any accounting period, adopt or change any accounting method, file any amended Tax return, enter into any closing agreement, settle any Tax claim or assessment relating to the Company or any Company Subsidiary, surrender any right to claim a refund of Taxes, consent to any extension or waiver of the limitation period applicable to any Tax claim or assessment, fail to timely file any Tax return, take a position on a Tax return not in keeping with prior practice or take or omit to take any other action, if such election, adoption, change, amendment, agreement, settlement, surrender, consent or other action or omission is outside the ordinary course of business or could have the effect of materially increasing the present or future Tax liability or materially decreasing any present or future Tax asset of the Company or any Company Subsidiary;

                  (i) except as required by law and except for permitted increases in employee salary deferral or salary reduction contributions to any Employee Program, (i) enter into, adopt, amend or increase benefits under any Employee Program, (ii) enter into, adopt, amend or renew any agreement, arrangement, plan or policy between the Company or any of the Company Subsidiaries and one or more of their respective directors, officers, employees, agents or consultants, (iii) except for normal increases in the ordinary course of business consistent with past practice, increase in any manner the compensation or fringe benefits of any director, officer, employee, agent or consultant or (iv) pay any benefit not required by any Employee Program or arrangement as in effect on the date hereof;

                  (j) adopt any amendments to the Company Certificate or the Company Bylaws or any of the organizational documents of the Company Subsidiaries, except as expressly provided by the terms of this Agreement;

                  (k) adopt a plan of complete or partial liquidation or resolutions providing for or authorizing such a liquidation or a dissolution, merger, consolidation, restructuring, recapitalization or reorganization;

                  (l) settle or compromise any pending or threatened litigation related to the Transactions or settle or compromise any other material litigation (whether or not commenced prior to the date of this Agreement);

                  (m) amend any term of any outstanding security of the Company or any Company Subsidiary;

                  (n) modify or amend any Scheduled Contract or waive, release or assign any rights or claims under any Scheduled Contract;

                  (o) enter into any agreement or other arrangement that is material to the business of the Company or any Company Subsidiary;

                  (p) license, assign or otherwise transfer to any person or entity any rights to the Intellectual Property Assets outside the ordinary course of business or fail to maintain or enforce in a manner consistent with past practice any of the Intellectual Property Assets;

                  (q) permit any insurance policy naming the Company or any Company Subsidiary as a beneficiary or a loss payable payee to be canceled or terminated without obtaining a replacement insurance policy in a comparable amount and against comparable risks and losses;

                  (r) terminate the employment of any officer of the Company or any Company Subsidiary;

                  (s) discourage customers, employees, suppliers, lessors, and other associates of the Company and the Company Subsidiaries from maintaining the materially same business relationships with the Company and the Company Subsidiaries after the date of this Agreement as were maintained prior to the date of this Agreement;

                  (t) enter into any oral or written agreement or arrangement with any customer or distributor related to the offering of discounts, extended warranties, service contracts, bundling of any Products, rights of return or any other agreements or arrangements, other than agreements or arrangements (i) with a term of less than ninety (90) days, (ii) entered into in the ordinary course of business consistent with past practices and (iii) recorded in accordance with GAAP;

                  (u) amend or restate any of the Company SEC Reports or any financial statements contained therein;

                  (v) engage in any action that could reasonably be expected to cause the Merger to fail to qualify as a "reorganization" under Section 368(a) of the Code;

                  (w) take or agree to take any action which would make any of the representations and warranties of the Company contained in this Agreement untrue or incorrect as of the date when made in any material respect if such action had then been taken; or

                  (x) enter into any agreement, contract, commitment or arrangement with respect to, or authorize, recommend, propose or announce an intention to do, any of the foregoing.

         7.3. Restructuring Plan. During the period from the date of this Agreement to the Effective Time, the Company shall, and shall cause each of the Company Subsidiaries to, implement the Restructuring Plan in a commercially reasonable manner, in good faith and in compliance with all applicable laws.

         7.4. Meeting of Company Stockholders.

                  (a) Promptly after the date hereof, the Company will take all action necessary in accordance with the DGCL and the Company Certificate and Company Bylaws to convene a meeting of its stockholders to be held as promptly as reasonably practicable after the Form S-4 (as defined below) is declared effective by the Commission, for the purpose of voting upon this Agreement and the Merger. Subject to Section 7.1, the Company will use its reasonable best efforts to solicit from its stockholders proxies in favor of the adoption and approval of this Agreement and the approval of the Merger and will take all other action necessary or advisable to secure the vote or consent of its stockholders as required by the rules of Nasdaq or the DGCL to obtain such approvals. Notwithstanding anything to the contrary contained in this Agreement, the Company may adjourn or postpone the meeting of its stockholders to the extent necessary to ensure that any necessary supplement or amendment to the Proxy Statement is provided to the Company's stockholders in advance of a vote on the Merger and this Agreement or, if as of the time for which the meeting of the Company's stockholders is originally scheduled (as set forth in the Proxy Statement) there are insufficient shares of Company Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the meeting of the Company's stockholders. The Company shall ensure that the meeting of the Company's stockholders is called, noticed, convened, held and conducted, and that all proxies solicited by the Company in connection with the meeting of the Company's stockholders are solicited, in compliance with DGCL, the Company Certificate and the Company Bylaws, the rules of Nasdaq and all other applicable legal requirements. The Company's obligation to call, give notice of, convene and hold the meeting of its stockholders in accordance with this Section 7.4(a) shall not be limited to or otherwise affected by the commencement, disclosure, announcement or submission to the Company of any Acquisition Proposal.

                  (b) Subject to Section 7.1: (i) the Board of Directors of Company shall unanimously recommend that Company's stockholders vote in favor of and adopt and approve


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
this Agreement and the Merger at the meeting of the Company's stockholders; (ii) the Proxy Statement shall include a statement to the effect that the Board of Directors of the Company has unanimously recommended that the Company's stockholders vote in favor of and adopt and approve this Agreement and the Merger at the meeting of the Company's stockholders; and (iii) neither the Board of Directors of the Company nor any committee thereof shall withdraw, amend or modify, or propose or resolve to withdraw, amend or modify in a manner adverse to Parent, the unanimous recommendation of the Board of Directors of the Company that the Company's stockholders vote in favor of and adopt and approve this Agreement and the Merger.

         7.5. Proxy Statement; Registration Statement; Filing Cooperation.

                  (a) As promptly as practicable after the execution of this Agreement, the Company and Parent shall prepare and Parent shall file with the Commission, under the Exchange Act and the Securities Act, a registration statement on Form S-4 (such registration statement, together with any amendments or supplements thereto, the "Form S-4") which shall include a proxy statement/prospectus and form of proxy (such proxy statement/prospectus together with any amendments or supplements thereto, the "Proxy Statement") relating to the stockholders' meeting of the Company and the vote of the stockholders of the Company with respect to this Agreement and the Transactions. Parent will cause the Form S-4 to comply as to form in all material respects with the applicable provisions of the Securities Act and the rules and regulations thereunder, and the Company will cause the Proxy Statement to comply as to form in all material respects with the applicable provisions of the Exchange Act and the rules and regulations thereunder. Each of Parent and the Company shall furnish all information about itself and its business and operations and all necessary financial information to the other as the other may reasonably request in connection with the preparation of the Proxy Statement and the Form S-4. Parent shall use its reasonable best efforts, and the Company will cooperate with Parent, to have the Form S-4 declared effective by the Commission as promptly as practicable (including clearing the Proxy Statement with the Commission ). Each of Parent and the Company agrees promptly to correct any information provided by it for use in the Proxy Statement and the Form S-4 if and to the extent that such information shall have become false or misleading in any material respect, and the Company further agrees to take all steps necessary to amend or supplement the Proxy Statement and, in the case of Parent, the Form S-4, and the Company further agrees to take all steps necessary to cause the Proxy Statement and, in the case of Parent, the Form S-4, as so amended or supplemented, to be filed with the Commission and to be disseminated to the Company's stockholders as and to the extent required by applicable federal and state securities laws. Each of Parent and the Company agrees that the information provided by it for inclusion in the Proxy Statement or the Form S-4 and each amendment or supplement thereto, at the time of mailing thereof and at the time of the meeting of stockholders of the Company, will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the Company and Parent will advise the other, and deliver copies (if any) to the other, promptly after either receives notice thereof, of any request by the Commission for amendment of the Proxy Statement or the Form S-4 or comments thereon and responses thereto or requests by the Commission for additional information, or notice of the time when the Form S-4 or Proxy Statement has become effective or any supplement or amendment has been filed, the issuance of any stop order or the suspension


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
of the qualification of the securities issuable in connection with the Merger for offering or sale in any jurisdiction.

                  (b) The Proxy Statement shall include the recommendation of the Company Board in favor of the adoption and approval of this Agreement and the approval of the Merger (subject to the terms of Section 7.1).

                  (c) The Company shall use its reasonable best efforts to promptly mail the Proxy Statement to its stockholders.

                  (d) The Company shall cooperate with Parent and its advisors in connection with any filings to be made by Parent, including, without limitation, filings under the Securities Act and the Exchange Act or pursuant to state securities laws, and shall furnish all information required in connection therewith. Such cooperation shall include, but not be limited to, obtaining any consent to inclusion of the Company's financial statements and the reports of the Company's independent public accountants with respect thereto in any filing made pursuant to any federal or state securities laws (and any public disclosure related thereto).

         7.6. Nasdaq Listing Application. Parent shall promptly prepare and submit to Nasdaq all reports, applications and other documents that may be necessary or desirable to enable all of the shares of Parent Common Stock that will be outstanding or will be reserved for issuance at the Effective Time to be listed on Nasdaq. Each of Parent and the Company shall furnish all information about itself and its business and operation and all necessary financial information to the other as the other may reasonably request in connection with such Nasdaq listing process. Each of Parent and the Company agrees promptly to correct any information provided by it for use in the Nasdaq listing process if and to the extent that such information shall have become false or misleading in any material respect. Each of Parent and the Company will advise and deliver copies (if any) to the other parties, promptly after it receives notice thereof, of any request by Nasdaq for amendment of any submitted materials or comments thereon and responses thereto or requests by Nasdaq for additional information.

         7.7. Additional Agreements; Regulatory Filings.

                  (a) Subject to the terms and conditions herein provided, each of the parties hereto agrees to use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the Transactions and to cooperate with each other in connection with the foregoing, including the taking of such actions as are necessary to obtain any necessary consents, approvals, orders, exemptions and authorizations by or from any public or private third party, including, without limitation, any that are required to be obtained under any federal, state or local law or regulation or any contract, agreement or instrument to which the Company or any Company Subsidiary is a party or by which any of their respective properties or assets are bound, to defend all lawsuits or other legal proceedings challenging this Agreement or the consummation of the Transactions, to cause to be lifted or rescinded any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the Transactions, and to effect all necessary registrations and submissions of information requested by governmental authorities. For purposes of the foregoing sentence, the obligation of the

Company, Parent and MergerCo to use their respective "best efforts" to obtain waivers, consents and approvals to loan agreements, leases and other contracts shall not include any obligation to agree to an adverse modification of the terms of such documents or to prepay or incur additional obligations to such other parties, and the obligation of the Company, Parent and MergerCo to use their respective "best efforts" to take all actions to do all things necessary, proper or advisable to consummate the Transactions shall not include any obligation to divest any of their respective assets.

                  (b) Without limiting the generality of the foregoing, as promptly as practicable, Parent and the Company each shall properly prepare and file any other filings required under federal or state law relating to the Merger and the other Transactions (including filings, if any, required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or under state securities laws) (collectively, "Regulatory Filings"). Each of Parent and the Company shall promptly notify the other of the receipt of any comments on, or any request for amendments or supplements to, any Regulatory Filings by any Governmental Entity or official, and each of Parent and the Company shall supply the other with copies of all correspondence between it and each of its Subsidiaries and representatives, on the one hand, and any other appropriate governmental official, on the other hand, with respect to any Regulatory Filings. The Company and Parent shall keep the other apprised of the status of matters relating to the completion of the Transactions and work cooperatively in connection with obtaining any consents from Governmental Entities, including, without limitation: (i) promptly notifying the other of, and if in writing, furnishing the other with copies of (or, in the case of material oral communications, advise the other orally of) any communications from or with any Governmental Entity with respect to the Merger or any of the other Transactions;
(ii) permitting the other party to review and discuss in advance, and considering in good faith the views of one another in connection with, any proposed written (or any material proposed oral) communication with any Governmental Entity; (iii) not participating in any meeting with any Governmental Entity unless it consults with the other party in advance and to the extent permitted by such Governmental Entity gives the other party the opportunity to attend and participate thereat; (iv) furnishing the other party with copies of all correspondence, filings and communications (and memoranda setting forth the substance thereof) between it and any Governmental Entity with respect to this Agreement and the Transactions; and (v) furnishing the other party with such necessary information and assistance as such other party may reasonably request in connection with its preparation of necessary filings or submissions of information to any Governmental Entity. The Company and Parent may, as each deems advisable and necessary, reasonably designate any competitively sensitive material provided to the other under this Section 7.7(b) as "outside counsel only." Such materials and the information contained therein shall be given only to the outside legal counsel of the recipient and shall not be disclosed by such outside counsel to employees, officers or directors of the recipient unless express written permission is obtained in advance from the source of the materials (the Company or Parent, as the case may be) or its legal counsel.

         7.8. Affiliates. Section 7.8 of the Company Disclosure Schedule contains a complete and accurate list of names and addresses of those persons who may be deemed to be in the Company's reasonable judgment, "affiliates" (each such person, an "Affiliate") of the Company within the meaning of Rule 145 promulgated under the Securities Act as of the date hereof. The Company shall provide Parent such information and documents as Parent reasonably requests for


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
purposes of reviewing such list. The Company shall advise the persons identified on the list of the resale restrictions imposed by applicable securities laws and shall use its reasonable best efforts to deliver or cause to be delivered to Parent, prior to the Closing Date, from each of the Affiliates, an Affiliate Letter in the form attached hereto as Exhibit A. Parent shall be entitled to place appropriate legends on the certificates evidencing any shares of Parent Common Stock to be received by such Affiliates pursuant to the terms of this Agreement, and to issue appropriate stop transfer instructions to the transfer agent for such shares of Parent Common Stock, consistent with the terms of such legends.

         7.9. Fees and Expenses. Subject to Section 9.2 hereof and except as otherwise expressly provided herein, whether or not the Merger is consummated, all fees, costs and expenses incurred in connection with this Agreement and the Transactions shall be paid by the party incurring such fees, costs or expenses, provided, however, whether or not the Merger is consummated, all fees, costs and expenses incurred in connection with (i) the preparation, printing, filing and mailing of the Proxy Statement and the Form S-4 and (ii) any filing fees paid pursuant to filings, if any, made under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall be paid 50% by the Company, on the one hand, and 50% by Parent, on the other hand.

         7.10. Officers' and Directors' Indemnification. The Surviving Corporation agrees that all rights to indemnification existing in favor of, and all limitations on the personal liability of, the directors, officers, employees and agents of the Company and the Company Subsidiaries (collectively, the "Indemnified Parties") provided for in the Company Certificate or the Company Bylaws as in effect as of the date hereof with respect to matters occurring prior to the Effective Time, and including the Merger and the other Transactions, shall continue in full force and effect for a period of not less than six (6) years from the Effective Time. Prior to the Effective Time, the Company shall purchase an extended reporting period endorsement (a so called "tail policy") under the Company's existing directors' and officers' liability insurance coverage for the Company and the Company's directors and officers in a form acceptable to the Company and Parent which shall provide the Company and such directors and officers with coverage for six (6) years following the Effective Time of not less than the existing coverage under, and have other terms not materially less favorable on the whole to, the insured persons than the directors' and officers' liability insurance coverage presently maintained by the Company so long as the aggregate cost of the directors' and officers' liability insurance for such six (6) year period is $360,000 or less (the "Maximum Insurance Premium"); provided, however, that the Company agrees to cooperate in good faith with Parent in order to obtain the lowest premium for the above-referenced coverage. In the event that the Maximum Insurance Premium is insufficient for the above-referenced coverage, the Company may spend up to the Maximum Insurance Premium to purchase such lesser coverage that may be obtained for the Maximum Insurance Premium. This Section 7.10 is intended for the benefit of, and to grant third-party rights to, the Indemnified Parties and shall be binding on all successors and assigns of Parent, the Company and the Surviving Corporation.

         7.11. Access to Information; Confidentiality. From the date hereof until the Effective Time, the Company shall, and shall cause each of the Company Subsidiaries and each of the Company's and the Company Subsidiaries' respective officers, employees and agents to, afford to Parent and to the officers, employees and agents of Parent complete access at all reasonable


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
times to such officers, employees, agents, properties, books, records and contracts, and shall furnish to Parent such financial, operating and other data and information as Parent may reasonably request. Prior to the Effective Time, Parent and MergerCo shall hold in confidence all such information on the terms and subject to the conditions contained in that certain mutual confidentiality agreement between Parent and the Company dated April 22, 2002 (the "Confidentiality Agreement"). The Company hereby waives the provisions of the Confidentiality Agreement as and to the extent necessary to permit the making and consummation of the Transactions.

         7.12. Financial and Other Statements. During the term of this Agreement, the Company shall also provide to Parent the following documents and information:

               (a) Contemporaneously therewith, the Company shall furnish to Parent a copy of each Annual Report on Form 10-K, Quarterly Report on Form 10-Q, and Current Report on Form 8-K filed by the Company with the Commission and each such report shall be in compliance with the Securities Laws and with all representation and warranties contained in this Agreement applicable to Company SEC Reports.

               (b) As soon as practicable, the Company shall furnish to Parent copies of all such financial statements and reports as it or any Company Subsidiary shall send to its stockholders, the Commission or any other regulatory authority, to the extent any such reports furnished to any such regulatory authority are not confidential and except as legally prohibited thereby.

               (c) Promptly upon receipt thereof, the Company shall furnish to Parent copies of all internal control reports submitted to the Company or any Company Subsidiary by its independent accountants in connection with each annual, interim or special audit of the books of the Company or any such Company Subsidiary made by such accountants.

               (d) As soon as practicable, the Company shall furnish to Parent (i) monthly profit and loss statements, (ii) a listing of accounts receivable, including aging, as of the end of each month, (iii) inventory analysis as of the end of each month, (iv) a listing of accounts payable, including aging, as of the end of each month, (v) a listing of the summary of shipments and orders received as of the end of each month and (vi) such additional financial data as Parent may reasonably request.

         7.13. Advice of Change. Each party shall promptly advise the other of
(i) any change, effect, event, occurrence, non-occurrence, condition or development which could reasonably be expected to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect, and (ii) any material failure of such party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement. The Company shall promptly advise Parent and MergerCo of any change, effect, event, occurrence, non-occurrence, condition or development that has had or could reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, and Parent shall promptly advise the Company of any change, effect, event, occurrence, non-occurrence, condition or development that has had or could reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect..

         7.14. Public Announcements. The Company and Parent shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement or any of the Transactions and shall not issue any such press release or make any such public statement without the prior consent of the other party, which consent shall not be unreasonably withheld; provided, however, that a party may, without the prior consent of the other party, issue such press release or make such public statement as may be required by law or the applicable rules of any stock exchange if it has used its best efforts to consult with the other party and to obtain such party's consent but has been unable to do so in a timely manner. In this regard, the parties shall make a joint public announcement of this Agreement and the Transactions no later than (i) the close of trading on Nasdaq on the day this Agreement is signed, if such signing occurs during a business day or (ii) the opening of trading on Nasdaq on the business day following the date on which this Agreement is signed, if such signing does not occur during a business day.

         7.15. Employee Benefit Arrangements.

               (a) Subject to applicable law, following the Effective Time, the employees of the Company and the Company Subsidiaries will be eligible to participate in the health and welfare plans and 401(k) plans of Parent, one of its affiliates or the Surviving Corporation as in effect on the date thereof on terms substantially similar to those provided to similarly situated employees of Parent or any Parent Subsidiary. Until such time as Parent causes employees of the Company and the Company Subsidiaries to be eligible to participate in the health and welfare plans of Parent or one of its affiliates or the Surviving Corporation, employees of the Company and the Company Subsidiaries will continue to be eligible to participate in the Company's health and welfare plans (other than stock option or stock purchase plans) on substantially similar terms to those currently in effect. Nothing in this Section 7.15 or elsewhere in this Agreement shall be construed to create a right in any employee to employment with Parent, the Surviving Corporation or any other Parent Subsidiary, and the employment of each continuing employee shall be "at will" employment.

               (b) If any employee of the Company or any of the Company Subsidiaries becomes a participant in any employee benefit plan, practice or policy of Parent, any of its affiliates or the Surviving Corporation, such employee shall be given credit under such plan for all service prior to the Effective Time with the Company and the Company Subsidiaries and prior to the time such employee becomes such a participant, for purposes of eligibility (including, without limitation, waiting periods) and vesting (but not for the actual accrual of benefits), and such employees will be given credit for such service for purposes of any vacation policy. In addition, if any employees of the Company or any of the Company Subsidiaries employed as of the Closing Date become covered by a medical plan of Parent, any of its affiliates or the Surviving Corporation, such medical plan shall not impose any exclusion on coverage for preexisting medical conditions with respect to such employees to which they would not have been subject had they participated or continued to participate in the medical plan of the Company and the Company Subsidiaries.

               (c) Unless otherwise directed in writing by Parent at least five days prior to the Effective Time, the Company shall take (or cause to be taken) all actions necessary or appropriate to terminate, effective immediately prior to the Effective Time, any Employee

Program sponsored by the Company or any Company Subsidiary (or in which the Company or any Company Subsidiary participate) that contains a cash or deferred arrangement intended to qualify under Section 401(k) of the Code. The Company shall also take (or cause to be taken) such other action in furtherance of terminating such 401(k) plans as Parent may reasonably require.

         7.16. Delisting. Each of the parties hereto agrees to cooperate with each other in taking, or causing to be taken, all actions necessary to delist the Company Common Stock from Nasdaq, provided that such delisting shall not be effective until after the Effective Time.

         7.17. Further Assurances. At and after the Effective Time, the officers and directors of the Surviving Corporation will be authorized to execute and deliver, in the name and on behalf of the Company or MergerCo, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company or MergerCo, any other actions and things to vest, perfect or confirm on record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets of the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.

         7.18. Tax-Free Reorganization. Parent, MergerCo and the Company will execute and deliver to the tax counsel of Company, or Goodwin Procter LLP as described in Section 8.2(e), certificates in customary form as are reasonably requested by such counsel in connection with the delivery by such tax counsel of the opinion described in Section 8.2(e). Except as otherwise required by law, each of Parent, MergerCo and the Company agrees to file its tax returns in a manner that is consistent with the Merger qualifying as a tax-free reorganization under Sections 368(a)(1)(A) and 368(a)(2)(D) of the Code. None of Parent, MergerCo or the Company will knowingly take or cause to be taken any action that, or knowingly fail to take or cause to be taken any action the failure of which reasonably would be expected to affect adversely the qualification of the Merger as a tax-free reorganization under Sections 368(a)(1)(A) and 368(a)(2)(D) of the Code. Each of Parent, MergerCo and the Company will use its reasonable best efforts to cause the Merger to qualify as a tax-free reorganization under Sections 368(a)(1)(A) and 368(a)(2)(D). The Company will not redeem or make any distribution with respect to its stock. No Company Subsidiary will acquire any Company Common Stock. Following the Merger, Parent will cause MergerCo to continue the Company's historic business or to use a significant portion of the Company's historic business assets in a business, in each case within the meaning of Section 1.368-1(d) of the Treasury Regulations, assuming that the assets of, and the business conducted by, the Company on the Closing Date constitute the Company's historic business assets and historic business, respectively.

                                  ARTICLE VIII

                            CONDITIONS TO THE MERGER

         8.1. Conditions to the Obligations of Each Party to Effect the Merger. The respective obligations of each party to effect the Merger shall be subject to the fulfillment or waiver, where permissible, at or prior to the Closing Date, of each of the following conditions:

                  (a) Stockholders' Approval. This Agreement and the Transactions, including the Merger, shall have been approved and adopted by the affirmative vote of the stockholders of the Company to the extent required by the DGCL and the Company Certificate.

                  (b) No Injunctions, Orders or Restraints; Illegality. No statute, order, decree, ruling or injunction (whether temporary, preliminary or permanent) ( an "Injunction") shall have been enacted, entered, issued, promulgated or enforced by any Governmental Entity which prohibits the consummation of the Merger on the terms contemplated by this Agreement; provided that the party seeking to rely upon this condition has fully complied with and performed its obligations pursuant to Section 7.7 hereof.

                  (c) Form S-4. The Form S-4 shall have been declared effective by the Commission under the Securities Act, and no stop order suspending the effectiveness of the Form S-4 shall have been issued by the Commission, and no proceeding for that purpose shall have been initiated or, to the knowledge of Parent or the Company, threatened by the Commission.

                  (d) Nasdaq Listing. Parent shall have obtained the approval for the listing of the shares of Parent Common Stock issuable in the Merger on Nasdaq, subject to official notice of issuance.

         8.2. Conditions to Obligations of the Company. The obligations of the Company to effect the Merger are further subject to the fulfillment or waiver, where permissible, at or prior to the Closing Date, of each of the following conditions:

                  (a) Representations and Warranties. The representations and warranties of Parent and MergerCo set forth herein shall be true and correct both when made and at and as of the Effective Date, as if made at and as of such time (except for representations and warranties that are expressly made as of a specified date, which shall be true and correct as of such date), except, with respect to the Effective Date, where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to materiality or material adverse effect set forth therein), individually or in the aggregate, does not have, and could not reasonably be expected to have a Parent Material Adverse Effect; provided, however that notwithstanding the foregoing the representations and warranties contained in Section 6.21 shall be true and correct at and as of the Effective Date.

                  (b) Performance of Obligations of Parent. Parent shall have performed in all material respects all obligations required to be performed by it under this Agreement.

                  (c) Officers' Certificate. The Company shall have received a certificate of the Chief Executive Officer or President and the Chief Financial Officer of Parent, dated the Closing Date, to the effect that the statements set forth in paragraphs (a) and (b) of this Section 8.2 are true and correct.

                  (d) Consents, Approvals, Etc. All consents, authorizations, orders and approvals of (or filings or registrations with) any governmental commission, board, other regulatory body or third parties required to be made or obtained by Parent and the Parent Subsidiaries and affiliated entities in connection with the execution, delivery and performance of this Agreement shall have been obtained or made, except where the failure to have obtained or made any such consent, authorization, order, approval, filing or registration, could not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

                  (e) Tax Opinion. The Company shall have received a written opinion from its counsel, Jaffe, Raitt, Heuer & Weiss, P.C., in the form attached hereto as Exhibit B; provided, that if Jaffe, Raitt, Heuer & Weiss, P.C. is unwilling or unable to render such opinion, Goodwin Procter LLP may render such opinion to the Company in satisfaction of this Section 8.2(e). In connection with any such tax opinion, Parent, MergerCo and the Company will provide such representations as are accurate and are reasonably requested by counsel, which shall be entitled to rely upon such representations in rendering its opinion.

         8.3. Conditions to Obligations of Parent. The obligation of Parent to effect the Merger is further subject to the fulfillment or waiver, where permissible, at or prior to the Closing Date, of each of the following conditions:

                  (a) Representations and Warranties. The representations and warranties of the Company set forth herein shall be true and correct both when made and at and as of the Effective Date, as if made at and as of such time (except for representations and warranties that are expressly made as of a specified date, which shall be true and correct as of such date), except, with respect to the Effective Date, where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to materiality or material adverse effect set forth therein), individually or in the aggregate, does not have, and could not reasonably be expected to have a Company Material Adverse Effect; provided, however that notwithstanding the foregoing the representations and warranties contained in Section 5.33 shall be true and correct at and as of the Effective Date.

                  (b) Performance of Obligations of the Company. The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement.

                  (c) Absence of Company Changes. From the date of this Agreement through the Closing Date, there shall not have occurred any change, effect, event, occurrence, condition or development concerning the Company and/or the Company Subsidiaries that individually or in the aggregate has had or could reasonably be expected to have a Company Material Adverse Effect other than (w) the taking of those actions expressly set forth in the Restructuring Plan provided that such actions are taken in accordance with applicable laws,
(x) any change arising out of the announcement of the execution or existence of this Agreement or the existence of the Transactions, (y) any change arising out of conditions arising after the date hereof generally affecting the biotechnology, life sciences research or drug discovery industries which conditions must be proven and documented by the Company or (z) any change arising out of a material disruption or adverse change arising after the date hereof in general economic conditions or general conditions affecting the securities markets.

                  (d) For purposes of Section 8.3(a) (both as to representations and warranties when made and representations and warranties made at and as of the Effective Date) and

Section 8.3(c) only, a change, effect, event, occurrence, condition or development described in clause (i) of the definition of Company Material Adverse Effect that is reasonably capable of monetization shall not be deemed to have a Company Material Adverse Effect, unless and until it has or is reasonably likely to have at least one of the following effects: (i) a reduction in net worth of the Company (on a consolidated basis) of $1,000,000 or more excluding any non-cash charge or adjustment made solely as a result of an impairment test or assessment made in accordance with SFAS 142 (Goodwill and Other Intangible Assets) but only to the extent that such charge or adjustment was not the result of an inaccurate representation or warranty made by the Company in this Agreement or (ii) a reduction in historical revenues for any year or prospective revenues for fiscal year 2002 or any subsequent year of the Company (on a consolidated basis) of $1,000,000 or more.

                  (e) Officers' Certificate. Parent shall have received a certificate of the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that the statements set forth in paragraphs (a), (b) and (c) of this Section 8.3 are true and correct.

                  (f) Consents, Approvals, Etc. All consents, authorizations, orders and approvals of (or filings or registrations with) any governmental commission, board, other regulatory body or third parties required to be made or obtained by the Company and affiliated entities in connection with the execution, delivery and performance of this Agreement shall have been obtained or made, including without limitation those set forth in Section 5.21(b) of the Company Disclosure Schedule, except where the failure to have obtained or made any such consent, authorization, order, approval, filing or registration, could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Notwithstanding the foregoing, the Company shall have obtained (i) written consent to assignment in connection with the Transactions as required under the leases with respect to (A) 4335 Varsity Drive, Ann Arbor, MI; (B) 4401 Varsity Drive, Ann Arbor, MI; (C) 17851 Sky Park Circle, Irvine, CA, and (D) 77865 Sky Park Circle, Irvine, CA, (ii) written consent to assignment in connection with the Transactions or a payoff letter under the loan facility with Comerica Bank, and (iii) written consent to assignment in connection with the Transactions under the merger agreement with Cartesian Technologies, Inc. and the related escrow agreement.

                  (g) Affiliate Letters. The Parent shall have received an executed copy of an Affiliate Letter from each Affiliate of the Company.

                  (h) Treatment of Company Options, Company Warrants, Company Stock Purchase Plan. The Company shall have taken any and all action necessary to cause the Company Options, the Company Warrants and the Company Stock Purchase Plan to be treated as provided for in Section 3.3; provided, however, that if all of the other conditions set forth in Article VIII shall have been satisfied or, if permissible, waived, and the aggregate number of shares of Parent Common Stock subject to Converted Options held by persons who as of the Effective Time are not employees of the Company is greater than twenty thousand (20,000) shares, Parent, at its election, will either (i) waive such requirement as set forth in the first proviso of the penultimate sentence of Section 3.3(a), or (ii) extend the Closing Date to October 18, 2002 or later.

                  (i) Dissenting Stockholders. The number of shares for which the Company has received notice of the holder's intent to exercise appraisal rights under Section 262 of the DGCL shall not exceed five percent (5%) of the number of shares of outstanding Company Common Stock as of the record date of the meeting of the Company's stockholders.

                  (j) Registration Rights. The Company shall have taken any and all action necessary to terminate all outstanding registration rights with respect to the Company Common Stock, including, without limitation, those set forth in Section 5.3 of the Company Disclosure Schedule.

                  (k) Indemnification Agreements. The Company shall have taken any and all action necessary to terminate all indemnification agreements with continuing officers of the Company with respect to actions or events occurring after the Effective Time.


                                   ARTICLE IX

                        TERMINATION, AMENDMENT AND WAIVER

         9.1. Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after the Company stockholders' approval hereof:

              (a) by the mutual written consent of Parent or MergerCo and the Company.

              (b) by either of the Company or Parent or MergerCo:

                           (i) if the required approval of the stockholders of the Company that is a condition to the obligations of Parent, MergerCo or the Company under Section 8.1 of this Agreement shall not have been obtained by reason of the failure to obtain the required vote upon a vote held at a duly held meeting of stockholders of the Company or at any adjournment thereof, provided, however, that the right to terminate this Agreement under this Section 9.1(b)(i) shall not be available to the Company where the failure to obtain Company stockholder approval shall have been caused by the action or failure to act of the Company and such action or failure to act constitutes a breach by the Company of this Agreement; or

                           (ii) if any Governmental Entity shall have enacted, entered, issued, promulgated or enforced a final and nonappealable Injunction (which Injunction the parties hereto shall have used their reasonable best efforts to lift), which prohibits the consummation of the Merger or the other Transactions on the terms contemplated by this Agreement (provided that the party seeking to rely upon this condition has fully complied with and performed its obligations pursuant to
         Section 7.7 hereof), or permanently enjoins the acceptance for payment of, or payment for, shares of Company Common Stock pursuant to the Merger;

                           (iii) if, without any material breach by the terminating party of its obligations under this Agreement, the Merger shall not have occurred on or before October 31, 2002 (the "Termination Date"); provided, however, that if the Commission elects to review the S-4, the Termination Date shall automatically be extended by the number of days (inclusive) from the date of the initial filing of the S-4 to the date of receipt of notification from the Commission that the S-4 is cleared; provided, further, that none of Parent, MergerCo or the Company shall terminate this Agreement prior to the Termination Date if the Merger has not occurred by reason of the pendency of a non-final Injunction, and Parent, MergerCo and the Company shall use their reasonable best efforts to have any such Injunction stayed or reversed; provided, that in no event shall the Termination Date be after December 31, 2002.


                  (c) by the Company, if Parent or MergerCo shall have breached any of their respective representations, warranties, covenants or other agreements contained in this Agreement, which breach has not been cured within ten (10) business days after the giving of written notice to Parent or MergerCo, except, in any case, for such breaches which have not had and are not reasonably likely to have, individually or in the aggregate, a Parent Material Adverse Effect.

                  (d) by Parent or MergerCo if:

                           (i) the Company shall have breached any
         representation, warranty, covenant or other agreement contained in this Agreement (other than those set forth in Section 7.1 hereof), which breach has not been cured within ten (10) business days after the giving of written notice to the Company, except, in any case, for such breaches which have not had and are not reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect;

                           (ii) (A) the Company shall have breached any representation, warranty, covenant or other agreement contained in
         Section 7.1 of this Agreement, or (B) any of the signatories to the Voting Agreement (other than Parent) shall have breached any representation, warranty, covenant or agreement contained in the Voting Agreement and as a result of such breach of the Voting Agreement the condition set forth in Section 8.1(a) is not met;

                           (iii) if (A) the Company Board shall have withdrawn or modified in a manner adverse to Parent or MergerCo its approval or recommendation of this Agreement or the Transactions, approved or recommended any Acquisition Proposal, or approved, recommended, executed or entered into an agreement in principle or definitive agreement relating to an Acquisition Proposal (other than a confidentiality agreement described in the last sentence of Section 7.1(a) hereof), or proposed or resolved to do any of the foregoing, or
         (B) a tender or exchange offer relating to securities of the Company shall have been commenced by a third party and the Company shall not have sent to its securityholders pursuant to Rule 14e-2 under the Exchange Act, within ten business days after such tender or exchange offer is first published, sent or given, a statement disclosing that the Company recommends rejection of such tender or exchange offer.

         For purposes of Section 9.1(d)(i) only, a change, effect, event, occurrence, condition or development described in clause (i) of the definition of Company Material Adverse Effect that is reasonably capable of monetization shall not be deemed to have a Company Material Adverse

Effect, unless and until it has or is reasonably likely to have at least one of the following effects: (i) a reduction in net worth of the Company (on a consolidated basis) of $1,000,000 or more excluding any non-cash charge or adjustment made solely as a result of an impairment test or assessment made in accordance with SFAS 142 (Goodwill and Other Intangible Assets) but only to the extent that such charge or adjustment was not the result of an inaccurate representation or warranty made by the Company in this Agreement or (ii) a reduction in historical revenues for any year or prospective revenues for fiscal year 2002 or any subsequent year of the Company (on a consolidated basis) of $1,000,000 or more.

         9.2. Effect of Termination.

                  (a) In the event of the termination of this Agreement pursuant to Section 9.1 hereof, this Agreement shall forthwith become null and void and have no effect, without any liability on the part of any party hereto or its affiliates, directors, officers or stockholders and all rights and obligations of any party hereto shall cease except for the agreements contained in Sections
7.9 and 7.11, this Section 9.2 and Article X; provided, however, that nothing contained in this Section 9.2 shall relieve any party from liability for fraud or willful breach of this Agreement.

                  (b) If Parent or MergerCo terminates this Agreement pursuant to Section 9.1(d)(ii)(A) or (iii) hereof, then the Company shall pay to Parent an amount in cash equal to One Million Three Hundred Thousand Dollars ($1,300,000) (the "Liquidated Amount").

                  (c) Upon the termination of this Agreement by Parent or MergerCo pursuant to Section 9.1(d)(i) or (ii)(B) hereof the Company shall pay to Parent an amount in cash equal to the aggregate amount of Parent's and MergerCo's out-of-pocket expenses incurred in connection with pursuing the transactions contemplated hereby (including, without limitation, legal, accounting, investment banking and printing fees) (collectively, the "Reimbursable Expenses") (as such Reimbursable Expenses may be estimated by Parent and MergerCo in good faith prior to the date of such payment, subject to an adjustment payment between the parties upon Parent's definitive determination of such Reimbursable Expenses).

                  (d) Any payment required by this Section 9.2 shall be payable by the Company to Parent by wire transfer of immediately available funds to an account designated by Parent. Such payments shall be made no later than one (1) business day after the termination of this Agreement by Parent or MergerCo. Any adjustment payment between the parties upon Parent's definitive determination of the Reimbursable Expenses pursuant to Section 9.2(c) hereof shall be made no later than one (1) business day after notice to the Company of such determination.

         9.3. Amendment. This Agreement may be amended by the parties hereto by an instrument in writing signed on behalf of each of the parties hereto at any time before or after any approval hereof by the stockholders of the Company; provided, however, that after any such stockholder approval, no amendment shall be made which by law requires further approval by the stockholders of the Company without obtaining such approval.

         9.4. Extension; Waiver. At any time prior to the Closing, the parties hereto may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto,
(b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party.

                                   ARTICLE X

                               GENERAL PROVISIONS

         10.1. Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered or sent if delivered personally or sent by cable, telegram, telecopier or telex or sent by prepaid overnight carrier to the parties at the following addresses (or at such other addresses as shall be specified by the parties by like notice):

                  (a)      if to Parent or MergerCo:

                           Harvard Bioscience, Inc.
                           84 October Hill Road
                           Holliston, Massachusetts 01746
                           Attention: David Green
                           Facsimile: (508) 429-8478

                           with a copy to:

                           Goodwin Procter LLP
                           Exchange Place
                           Boston, Massachusetts  02109
                           Attention: H. David Henken, P.C.
                           Facsimile: (617) 523-1231

                  (b)      if to the Company:

                           Genomic Solutions Inc.
                           4355 Varsity Drive
                           Ann Arbor, Michigan  48108
                           Attention: Jeffrey S. Williams
                           Facsimile: (734) 975-4809
                           with a copy to:

                           Jaffe, Raitt, Heuer & Weiss, P.C.
                           One Woodward Avenue, Suite 2400
                           Detroit, Michigan  48226
                           Attention: Peter Sugar, Esq.
                           Facsimile: (313) 961-8358

         10.2. Interpretation. When a reference is made in this Agreement to subsidiaries of Parent, Merger Co or the Company, the word "Subsidiary" means any corporation more than fifty percent (50% ) of whose outstanding voting securities, or any partnership, joint venture or other entity more than fifty percent (50% ) of whose total equity interest, is directly or indirectly owned by Parent, MergerCo or the Company, as the case may be. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         10.3. Non-Survival of Representations, Warranties, Covenants and Agreements. Except for Articles I, II and IV, Sections 7.6, 7.8, 7.9, 7.10, 7.15, 7.17 and 7.18, the last sentence of Section 7.7, and Article X, none of the representations, warranties, covenants and agreements contained in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time or the termination of this Agreement (other than in the case of a termination to the extent provided for in Section 9.2(a)), and except as provided in the preceding parenthetical thereafter there shall be no liability on the part of either Parent, MergerCo or the Company or any of their respective officers, directors or stockholders in respect thereof.

         10.4. Miscellaneous. This Agreement (a) constitutes, together with the Confidentiality Agreement, the Voting Agreement, the Employment Agreement, the Company Disclosure Schedule, and the Parent Disclosure Schedule, the entire agreement and supersedes all of the prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof, (b) shall be binding upon and inure to the benefits of the parties hereto and their respective successors and assigns and is not intended to confer upon any other person (except as set forth below) any rights or remedies hereunder and (c) may be executed in two or more counterparts which together shall constitute a single agreement. Section 7.10 hereof is intended to be for the benefit of those persons described therein and the covenants contained therein may be enforced by such persons. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the Delaware Courts (as hereinafter defined), this being in addition to any other remedy to which they are entitled at law or in equity.

         10.5. Assignment. Except as expressly permitted by the terms hereof, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties, except that MergerCo may assign, in its sole discretion and without the consent of any other party, any and all of its rights, interests and obligations hereunder to Parent and/or one or more direct or indirect wholly owned Subsidiaries of Parent; provided, however that any such assignee of MergerCo shall (a) make the representations and warranties of MergerCo contained in Article VI and (b) comply with the covenants of MergerCo contained in Section 7.18.

         10.6. Severability. If any provision of this Agreement, or the application thereof to any person or circumstance is held invalid or unenforceable, the remainder of this Agreement, and the application of such provision to other persons or circumstances, shall not be affected thereby, and to such end, the provisions of this Agreement are agreed to be severable.

         10.7. Choice of Law/Consent to Jurisdiction. All disputes, claims or controversies arising out of this Agreement, or the negotiation, validity or performance of this Agreement, or the Transactions shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its rules of conflict of laws. Each of the Company, Parent and MergerCo hereby irrevocably and unconditionally consents to submit to the sole and exclusive jurisdiction of the courts of the State of Delaware and of the United States District Court for the District of Delaware (the "Delaware Courts") for any litigation arising out of or relating to this Agreement, or the negotiation, validity or performance of this Agreement, or the Transactions (and agrees not to commence any litigation relating thereto except in such courts), waives any objection to the laying of venue of any such litigation in the Delaware Courts and agrees not to plead or claim in any Delaware Court that such litigation brought therein has been brought in an inconvenient forum. Each of the parties hereto agrees, (a) to the extent such party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such party's agent for acceptance of legal process, and (b) that service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service. Service made pursuant to (a) or (b) above shall have the same legal force and effect as if served upon such party personally within the State of Delaware. For purposes of implementing the parties' agreement to appoint and maintain an agent for service of process in the State of Delaware, each party does hereby appoint CT Corporation, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, as such agent.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, Parent, MergerCo and the Company have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                          HARVARD BIOSCIENCE, INC.



                                          By: /s/ David Green
                                             -----------------------------------
                                             Name: David Green
                                             Title: President


                                          HAG ACQ. CORP.



                                          By: /s/ David Green
                                             -----------------------------------
                                             Name: David Green
                                             Title: President


                                          GENOMIC SOLUTIONS INC.



                                          By: /s/ Jeffrey S. Williams
                                             -----------------------------------
                                             Name: Jeffrey S. Williams
                                             Title: President & CEO

                                                                    EXHIBIT 99.1



                            FORM OF VOTING AGREEMENT

         This Voting Agreement (the "Agreement") is made and entered into as of July __, 2002, by and between __________________, a Delaware corporation ("Parent"), and the undersigned stockholder (the "Stockholder") of _________________, a Delaware corporation (the "Company").

                                    RECITALS

         A. Concurrently with the execution of this Agreement, Parent, the Company and _____________, a Delaware corporation and a wholly-owned subsidiary of Parent ("Mergerco"), have entered into an Agreement and Plan of Merger (the "Merger Agreement") which provides for the merger (the "Merger") of Company with and into Mergerco. Pursuant to the Merger, shares of common stock of the Company will be converted into common stock of Parent and cash on the basis described in the Merger Agreement.

         B. The Stockholder is the record holder and beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such number of shares of the outstanding common stock, stated value $.10 per share, of the Company as is indicated on the final page of this Agreement (the "Shares").

         C. Parent desires, as a condition to entering into the Merger Agreement, the Stockholder to agree, and the Stockholder is willing to agree, not to transfer or otherwise dispose of any of the Shares, or any other shares of capital stock of the Company acquired hereunder and prior to the Expiration Date (as defined in Section 1.1 below, except as otherwise permitted hereby), and to vote the Shares and any other such shares of capital stock of the Company in a manner so as to facilitate consummation of the Merger, as provided herein.

         NOW, THEREFORE, intending to be legally bound and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Agreement to Retain Shares.

                  1.1 Transfer and Encumbrance. Other than as provided herein, until the Expiration Date, Stockholder shall not hereafter (a) sell, tender, transfer, pledge, encumber, assign or otherwise dispose of any of the Shares or New Shares (as defined in Section 1.2 below), (b) deposit any Shares or New Shares into a voting trust or enter into a voting agreement or arrangement with respect to such Shares or New Shares or grant any proxy or power of attorney with respect thereto, (c) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect sale, transfer, pledge, encumbrance, assignment or other disposition of any Shares or New Shares, or (d) take any action that would make any representation or warranty of Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling Stockholder from performing Stockholder's obligations under this Agreement. As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) the

Effective Time (as defined in the Merger Agreement); and (ii) such date and time as the Merger Agreement shall be terminated pursuant to Article IX thereof.

                  1.2 Additional Purchases. Stockholder agrees that any shares of capital stock of the Company that Stockholder purchases or with respect to which Stockholder otherwise acquires beneficial ownership after the execution of this Agreement and prior to the Expiration Date ("New Shares") shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

         2. Agreement to Vote Shares. During the term hereof, at every meeting of the stockholders of the Company called with respect to any of the following matters, and at every adjournment thereof, and on every action or approval by written consent of the stockholders of the Company with respect to any of the following matters, Stockholder, in his, her or its capacity as such, shall vote the Shares and any New Shares: (i) in favor of approval of the Merger Agreement and the Merger and any matter necessary for consummation of the Merger; (ii) against (x) approval of any Acquisition Proposal (including, without limitation, any Superior Proposal) (each as defined in the Merger Agreement) and (y) any proposal for any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or which could result in any of the conditions of the Company's obligations under the Merger Agreement not being fulfilled, and (z) any action which could reasonably be expected to impede, interfere with, delay, postpone or materially adversely affect consummation of the transactions contemplated by the Merger Agreement; and (iii) in favor of any other matter necessary for consummation of the transactions contemplated by the Merger Agreement which is considered at any such meeting of stockholders or in such consent, and in connection therewith to execute any documents which are necessary or appropriate in order to effectuate the foregoing or, at the request of Parent, to permit Parent to vote such Shares and New Shares directly.

         3. Irrevocable Proxy. By execution of this Agreement, Stockholder does hereby appoint and constitute Parent, until the Expiration Date, with full power of substitution and resubstitution, as Stockholder's true and lawful attorney and irrevocable proxy, to the full extent of the undersigned's rights with respect to the Shares and any New Shares, to vote each of such Shares and New Shares solely with respect to the matters set forth in Section 2 hereof. Stockholder intends this proxy to be irrevocable and coupled with an interest hereafter until the Expiration Date and hereby revokes any proxy previously granted by Stockholder with respect to the Shares.

         4. Representations, Warranties and Covenants of Stockholder. Stockholder hereby represents, warrants and covenants to Parent as follows:

                  4.1 Due Authority. Stockholder has full power, corporate or otherwise, and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by or on behalf of Stockholder and constitutes a legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms. The Stockholder has not granted any proxies relating to, transferred any interests in or otherwise granted any rights with respect to, the Shares.

                  4.2 No Conflict; Consents. (a) The execution and delivery of this Agreement by Stockholder do not, and the performance by Stockholder of the obligations under this Agreement and the compliance by Stockholder with any provisions hereof do not and will not, (i) conflict with or violate any law, statute, rule, regulation, order, writ, judgment or decree applicable to Stockholder or the Shares, (ii) conflict with or violate Stockholder's charter, bylaws, partnership agreement or other organizational documents, if applicable, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Shares pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Stockholder is a party or by which Stockholder or the Shares are bound.

                  (b) The execution and delivery of this Agreement by Stockholder do not, and the performance of this Agreement by Stockholder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority by Stockholder except for applicable requirements, if any, of the Exchange Act, and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, could not prevent or delay the performance by Stockholder of his or her obligations under this Agreement in any material respect.

                  4.3 Ownership of Shares. Stockholder (i) is the beneficial owner of the Shares, which at the date hereof are, and at all times up until the Expiration Date will be, free and clear of any liens, claims, options, charges, proxies or voting restrictions or other encumbrances (except such encumbrances, proxies and voting restrictions as are created in this Agreement) and (ii) does not beneficially own any shares of capital stock of the Company other than the Shares.

                  4.4 No Solicitations. Hereafter until the Expiration Date, Stockholder shall not, nor, to the extent applicable to Stockholder, shall it permit any of its affiliates to, nor shall it authorize any partner, officer, director, advisor or representative of, Stockholder or any of its affiliates to,
(i) solicit, initiate or knowingly encourage the submission of, any inquiries, proposals or offers from any person relating to an Acquisition Proposal (including, without limitation, any Superior Proposal), (ii) enter into any agreement with respect to an Acquisition Proposal (including, without limitation, any Superior Proposal), (iii) solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the Exchange Act) with respect to an Acquisition Proposal
(including, without limitation, any Superior Proposal) or otherwise encourage or assist any party in taking or planning any action that would compete with, restrain or otherwise serve to interfere with or inhibit the timely consummation of the Merger in accordance with the terms of the Merger Agreement, (iv) initiate a stockholders' vote or action by consent of the Company's stockholders with respect to an Acquisition Proposal (including, without limitation, any Superior Proposal), or (v) become a member of a "group" (as such term is used in
Section 13(d) of the Exchange Act) with respect to any voting securities of the Company that takes any action in support of an Acquisition Proposal
(including, without limitation, any Superior Proposal); provided, that Stockholder may take any such actions otherwise prohibited by this Section 4.4, to the extent the Company is permitted to engage in such actions pursuant to Section 7.1 of the Merger Agreement.

         5. No Limitation on Discretion as Director. Notwithstanding anything herein to the contrary, the covenants and agreements set forth herein shall not prevent Stockholder or its representatives or designees who are serving on the Board of Directors of the Company from exercising its or their duties and obligations as a Director of the Company or otherwise taking any action, subject to the applicable provisions of the Merger Agreement, while acting in such capacity as a director of the Company (it being understood that this Agreement shall apply to Stockholder solely in Stockholder's capacity as a stockholder of the Company).

         6. Additional Documents. Stockholder hereby covenants and agrees to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Parent to carry out the intent of the Agreement.

         7. Consent and Waiver. Stockholder hereby gives any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreements to which Stockholder is a party or pursuant to any rights Stockholder may have.

         8. Termination. This Agreement shall terminate and shall have no further force or effect as of the Expiration Date.

         9. Miscellaneous.

                  9.1 Severability. If any term or other provision of this Agreement is determined to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

                  9.2 Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either party without the prior written consent of the other.

                  9.3 Amendments and Modifications. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

                  9.4 Specific Performance; Injunctive Relief. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof or was otherwise breached. It is accordingly agreed that the parties shall be entitled to specific relief hereunder, including, without limitation, an injunction or injunctions to prevent and enjoin breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, in any state or federal court in the State of Delaware, in addition to any other remedy to which they may be entitled at law or in equity. Any requirements for the securing or posting of any bond with respect to any such remedy are hereby waived.

                  9.5 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and sufficient if delivered in person, by cable, telegram or facsimile (with confirmation of receipt), or sent by mail (registered or certified mail, postage prepaid, return receipt requested) or overnight courier (prepaid) to the respective parties as follows:


                  If to Parent:             Harvard Bioscience, Inc.
                                            84 October Hill Road
                                            Holliston, MA 01347
                                            Attention: President
                                            Fax No.: (508) 429-8478

                  with a copy to:           Goodwin Procter LLP
                                            Exchange Place
                                            Boston, MA  02109
                                            Attention:  H. David Henken, P.C.
                                            Fax No.: (617) 523-1231

                  If to the Stockholder:    To the address for notice set forth
                                            on the last page hereof

                  with a copy to:           ___________________________
                                            ___________________________
                                            ___________________________
                                            ___________________________

or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective upon receipt.

                  9.6 Governing Law; Jurisdiction and Venue. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without regard to its rules of conflict of laws. The parties hereto hereby irrevocably and unconditionally consent to and submit to the exclusive jurisdiction of the courts of the State of Delaware and of the United States of America located in such state (the "Delaware Courts") for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agree not to commence any litigation relating thereto except in such courts), waive any objection to the laying of venue of any such litigation in the Delaware Courts and agree not to plead or claim in any Delaware Court that such litigation brought therein has been brought in any inconvenient forum.

                  9.7 Entire Agreement. This Agreement contains the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

                  9.8 Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

                  9.9 Effect of Headings. The section headings herein are for convenience only and shall not affect the construction of interpretation of this Agreement.

                  9.10 No Agreement Until Executed. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties hereto unless and until (i) the Board of Directors of the Company has approved, for purposes of Section 203 of the Delaware General Corporation Law and any applicable provision of the Company's Articles of Incorporation, the possible acquisition of the Shares by Parent pursuant to this Agreement, (ii) the Merger Agreement is executed by all parties thereto, and (iii) this Agreement is executed by all parties hereto.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date and year first above written.

                                 PARENT:


                                 By:_______________________________________
                                      Name:
                                      Title:


                                 STOCKHOLDER:


                                 By:_______________________________________
                                      Name:
                                      Title:

                                 Stockholder's Address for Notice:



                                 Shares beneficially owned:

                                 ___________ shares of Common Stock of the Company